                                                                         Page 66
                                                               Exhibit 10(i)A(3)

                   RECEIVABLES SALE AND CONTRIBUTION AGREEMENT

                             DATED AS OF MAY 2, 2001

                                     BETWEEN

            National Service Industries, Inc., A GEORGIA CORPORATION,
                                   AS SELLER,

                                       AND

                   NSI Funding, Inc., A DELAWARE CORPORATION,
                                    AS BUYER

                                                                         Page 67
                                                               Exhibit 10(i)A(3)

                                                                         Page 68
                                                               Exhibit 10(i)A(3)

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                                                               Exhibit 10(i)A(3)

                                              EXHIBITS AND SCHEDULES
                                              ----------------------

Exhibit I        -          Definitions

Exhibit II       -          Principal Place of Business; Location(s) of Records;
                            Federal Employer Identification Number; Other Names

Exhibit III      -          Lock-Boxes; Collection Accounts; Collection Banks

Exhibit IV       -          Form of Compliance Certificate

Exhibit V        -          Copy of Credit and Collection Policy

Exhibit VI       -          Form of Subordinated Note

Exhibit VII                 Form of Purchase Report

Schedule A                  List of Documents to Be Delivered to Buyer Prior to
                            the Initial Purchase

                                                                         Page 70
                                                               Exhibit 10(i)A(3)

                   RECEIVABLES SALE AND CONTRIBUTION AGREEMENT

     THIS RECEIVABLES SALE AND CONTRIBUTION AGREEMENT,  dated as of May 2, 2001, is by and between National Service Industries, Inc., a Georgia corporation ("NSI
Georgia"),  and NSI Funding,  Inc.,  a Delaware  corporation  ("Buyer").  Unless defined  elsewhere  herein,  capitalized terms used in this Agreement shall have the  meanings  assigned to such terms in Exhibit I hereto (or, if not defined in
Exhibit I hereto,  the meaning  assigned  --------- to such term in Exhibit I to the Credit and Security Agreement).

                             PRELIMINARY STATEMENTS

          NSI  Georgia  now  owns,  and from  time to time  hereafter  will own,
     Receivables.  NSI Georgia wishes to contribute all Existing  Receivables to
     Buyer's  capital,  together with the Related  Security and Collections with respect thereto, and Buyer wishes to accept such contribution. In addition,
     NSI Georgia wishes to sell and assign all Additional  Receivables to Buyer, together with the Related  Security and Collections  with respect  thereto, and Buyer  wishes  to  acquire  all such  Additional  Receivables,  Related
     Security and Collections from NSI Georgia.

          NSI Georgia and Buyer intend the transactions  contemplated  hereby to be true sales or other  outright  conveyances of the  Receivables  from NSI
     Georgia to Buyer,  providing  Buyer with the full  benefits of ownership of the Receivables, and NSI Georgia and Buyer do not intend these transactions to be, or for any purpose to be  characterized  as, loans from Buyer to NSI
     Georgia.

          Immediately   following  the  contribution  of  Existing   Receivables
     hereunder, Buyer will borrow and pledge its assets pursuant to that certain
     Credit and Security Agreement dated as of May 2, 2001 (as the same may from time to time  hereafter  be amended,  supplemented,  restated or  otherwise modified,  the "Credit and Security  Agreement")  among Buyer, as Borrower,
     NSI Georgia,  as initial  Servicer,  Blue Ridge Asset  Funding  Corporation
     ("Blue  Ridge"),  the banks and other financial  institutions  from time to time party  thereto as  "Liquidity  Banks" and Wachovia  Bank,  N.A. or any
     successor agent appointed  pursuant to the terms of the Credit and Security
     Agreement,  as agent  for Blue  Ridge  and such  Liquidity  Banks  (in such capacity, the "Agent").

          NOW,  THEREFORE,  in consideration  of the foregoing  premises and the
     mutual   agreements   herein   contained   and  other  good  and   valuable
     consideration,  the receipt and adequacy of which are hereby  acknowledged, the parties hereto agree as follows:

                                                                         Page 71
                                                               Exhibit 10(i)A(3)

                                   ARTICLE I
                        AMOUNTS AND TERMS OF THE PURCHASE

     Section 1.1 Initial  Contribution of Receivables.  On the date hereof,  NSI
Georgia does hereby contribute,  assign, transfer, set-over and otherwise convey to  Buyer,  and  Buyer  does  hereby  accept  from  NSI  Georgia,  all  Existing
Receivables,  whether  originated by NSI Enterprises and acquired by NSI Georgia
or  originated   by  NSI  Georgia   (collectively,   the  "Initial   Contributed
Receivables"),  together  with all  Related  Security  relating  thereto and all
Collections thereof.

     Section 1.2 Purchases of Receivables.

          (a)  Effective on each day after the Initial  Cutoff Date on which any
     Receivable is created (each such Receivable,  an "Additional  Receivable"), in  consideration  for the Purchase Price and upon the terms and subject to the  conditions  set forth  herein,  NSI Georgia does hereby sell,  assign, transfer,  set-over and otherwise convey to Buyer, without recourse (except to the extent expressly  provided  herein),  and Buyer does hereby purchase from NSI Georgia,  all of NSI Georgia's right, title and interest in and to all  Additional  Receivables  existing as of such date,  together  with all
     Related Security relating thereto and all Collections thereof.

          (b)  Buyer  shall  be  obligated  to pay the  Purchase  Price  for the
     Additional Receivables purchased hereunder in accordance with Section 1.3.

          (c) It is the  intention of the parties  hereto that each  Purchase of
     Receivables  made hereunder shall constitute a sale, which sale is absolute and  irrevocable  and provides Buyer with the full benefits of ownership of the  Receivables.  Except for the Purchase  Price  Credits owed pursuant to
     Section 1.4, each sale of Receivables hereunder is made without recourse to
     NSI Georgia;  provided,  however,  that (i) NSI Georgia  shall be liable to
     Buyer for all representations,  warranties,  covenants and indemnities made by NSI Georgia pursuant to the terms of the Transaction  Documents to which
     NSI Georgia is a party,  and (ii) such sale does not  constitute and is not intended  to  result  in an  assumption  by  Buyer  (or the  Agent,  as its assignee) of any  obligation of NSI Georgia or any other Person  arising in connection with the Receivables, the related Contracts and/or other Related
     Security or any other obligations of NSI Georgia.  In view of the intention of the parties  hereto that each  transfer of  Receivables  made  hereunder shall  constitute  a sale of such  Receivables  rather  than loans  secured thereby,  NSI Georgia  agrees that it will,  on or prior to the date hereof and in accordance with Section 4.1(e)(ii),  mark its master data processing records  relating to the  Receivables  with a legend stating that Buyer has purchased the  Receivables,  together with the associated  Related Security and  Collections,  and,  to  the  extent  that  NSI  Georgia  prepares  any

                                                                         Page 72
                                                               Exhibit 10(i)A(3)

     stand-alone financial statements, to note in such financial statements that
     the  Receivables,   together  with  the  associated  Related  Security  and
     Collections, have been sold to Buyer.

     Section 1.3 Payment for the Purchases.

          (a) The Purchase  Price for each  Purchase of  Additional  Receivables shall  become  owing  to NSI  Georgia  on the  date  each  such  Additional
     Receivable  comes into  existence but shall be paid on the next  succeeding
     Settlement  Date in the  following  manner  (except  that Buyer  may,  with respect to any such Purchase Price,  offset against such Purchase Price any amounts  owed by NSI Georgia to Buyer  hereunder  and which have become due but remain unpaid) and shall be paid to NSI Georgia in the manner  provided in the following paragraphs (b) and (c):

          first,  by delivery of immediately  available  funds, to the extent of funds available to Buyer from its borrowings  under the Credit and Security
     Agreement or other cash on hand;

          second,  by delivery of the proceeds of a subordinated  revolving loan from NSI  Georgia  to Buyer (a  "Subordinated  Loan") in an  amount  not to exceed  the least of (A) the  remaining  unpaid  portion  of such  Purchase
     Price,  (B) the maximum  Subordinated  Loan that could be borrowed  without rendering Buyer's Net Worth less than the Required Capital Amount,  and (C)
     fifteen percent (15%) of such Purchase Price; and

          third,  unless NSI Georgia or Buyer has declared the Termination  Date to have occurred pursuant to this Agreement, by accepting a contribution to its  capital in an amount  equal to the  remaining  unpaid  balance of such
     Purchase Price.

     Subject to the  limitations  set forth in clause second above,  NSI Georgia irrevocably  agrees to advance each Subordinated Loan requested by Buyer on or prior to the Termination Date. NSI Georgia is hereby authorized by Buyer to endorse on the schedule attached to the Subordinated Note an appropriate notation evidencing the date and amount of each advance thereunder, as well as the date of each payment with respect thereto, provided that the failure to make such notation shall not affect any obligation of Buyer  thereunder.
     The  Subordinated  Loans  shall be  evidenced  by,  and shall be payable in accordance with the terms and provisions of the Subordinated Note and shall be payable  solely from funds which Buyer is not required  under the Credit and Security  Agreement  to set aside for the benefit of, or otherwise  pay over to, the Agent or the Lenders.

          (b) From and after the  Termination  Date,  NSI  Georgia  shall not be obligated to (but may, at its option):  (i) sell  Receivables to Buyer,  or
     (ii) contribute  Receivables to Buyer's capital pursuant to clause third of
     Section 1.3(a) unless NSI Georgia  reasonably  determines that the Purchase

                                                                         Page 73
                                                               Exhibit 10(i)A(3)

     Price therefor will be satisfied  with funds  available to Buyer from sales of  interests  in the  Receivables  pursuant  to the  Credit  and  Security
     Agreement,  Collections, proceeds of Subordinated Loans, other cash on hand or otherwise.

          (c) Although the Purchase Price for each Additional  Receivable  shall be due and  payable  in full by  Buyer  to NSI  Georgia  on the  date  such
     Receivable  came into  existence,  settlement of the Purchase Price between
     Buyer and NSI  Georgia  shall be  effected  on at least a monthly  basis on
     Settlement  Dates with  respect to all  Receivables  coming into  existence during the same month (or shorter  period,  as applicable) and based on the information  contained in the Purchase Report  delivered by NSI Georgia for the month then most recently ended.  Although  settlement shall be effected on Settlement  Dates,  increases or decreases in the amount owing under the
     Subordinated  Note made  pursuant  to clause  second of Section 1.3 and any contribution  of capital by NSI  Georgia to Buyer made  pursuant  to clause third of  Section  1.3(a)  shall be  deemed to have  occurred  and shall be effective as of the last Business Day of the month to which such settlement relates.

     Section 1.4 Purchase Price Credit Adjustments. If on any day:

          (a)  the Outstanding Balance of any Additional Receivable is:

               (i) reduced as a result of any  defective or rejected or returned goods or services,  any discount or any  adjustment or otherwise by an
          Originator  (other  than as a result of such  Additional  Receivable's being  charged  off for credit  reasons or reduced as a result of cash
          Collections actually received),

               (ii)  reduced or  canceled  as a result of a setoff in respect of any claim by any Person  (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

          (b)  any of the  representations  and  warranties set forth in Section
               2.1(c),  (h), (i), (j), (l), (q), (r), (s) or the second sentence of Section  2.1(p)  hereof are not true when made or deemed  made with respect to any Additional Receivable,

then,  in such event,  Buyer shall be  entitled to a credit  (each,  a "Purchase
Price Credit") against the Purchase Price otherwise  payable  hereunder equal to
(x) in the case of a partial reduction, the amount of such reduction, and (y) in the case of a total reduction or cancellation,  the lesser of the Purchase Price paid for and the Outstanding Balance of such Receivable.  If such Purchase Price
Credit exceeds the aggregate  Purchase Price payable for Receivables coming into existence on any day, then Buyer shall pay the remaining amount of such Purchase
Price Credit in cash immediately,  provided that if the Termination Date has not occurred,  NSI Georgia shall be allowed to deduct the  remaining  amount of such
Purchase Price Credit from any  indebtedness  owed to it under the  Subordinated
Note.

                                                                         Page 74
                                                               Exhibit 10(i)A(3)

     Section  1.5  Payments  and  Computations,  Etc.  All amounts to be paid or deposited by Buyer  hereunder  shall be paid or deposited in accordance with the terms hereof on the day when due in immediately  available  funds to the account of NSI  Georgia  designated  from time to time by NSI  Georgia  or as  otherwise directed  by NSI  Georgia.  In the event  that any  payment  owed by any  Person hereunder  becomes due on a day that is not a Business  Day,  then such  payment shall be made on the next  succeeding  Business  Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default
Fee in respect thereof until paid in full; provided,  however, that such Default
Fee shall not at any time exceed the maximum rate  permitted by applicable  law.
All computations of interest  payable  hereunder shall be made on the basis of a year of 360  days  for the  actual  number  of days  (including  the  first  but excluding the last day) elapsed.

     Section 1.6 Transfer of Records.

          (a) In connection  with each Purchase of  Receivables  hereunder,  NSI
     Georgia hereby sells, transfers, assigns and otherwise conveys to Buyer all of NSI Georgia's right and title to and interest in the Records relating to all  Receivables  sold or contributed  hereunder,  without the need for any further  documentation in connection with such Purchase. In connection with such transfer,  NSI Georgia  hereby grants to each of Buyer,  the Agent and the Servicer an irrevocable,  non-exclusive license to use, without royalty or payment of any kind, all software used by NSI Georgia to account for the
     Receivables, to the extent necessary to administer the Receivables, whether such software is owned by NSI Georgia or is owned by others and used by NSI
     Georgia under license agreements with respect thereto, provided that should the consent of any  licensor of such  software be required for the grant of the license described  herein,  to be effective,  NSI Georgia hereby agrees that upon the request of Buyer (or Buyer's assignee),  NSI Georgia will use its reasonable efforts to obtain the consent of such third-party  licensor.
     The license  granted  hereby shall be  irrevocable  until the  indefeasible payment in full of the Aggregate  Unpaids,  and shall terminate on the date this Agreement terminates in accordance with its terms.

          (b) NSI  Georgia (i) shall take such action  reasonably  requested  by
     Buyer and/or the Agent (as Buyer's assignee),  from time to time hereafter, that may be necessary or  appropriate  to ensure that Buyer and its assigns under the Credit  and  Security  Agreement  have an  enforceable  ownership interest in the  Records  relating to the  Receivables  purchased  from NSI
     Georgia hereunder, and (ii) shall use its reasonable efforts to ensure that
     Buyer, the Agent and the Servicer each has an enforceable right (whether by license or sublicense  or  otherwise)  to use all of the computer  software used to account for the Receivables and/or to recreate such Records.

     Section 1.7  Characterization.  If,  notwithstanding  the  intention of the parties expressed in Section 1.2(b),  any sale or contribution by NSI Georgia to
Buyer of Receivables  hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or  unenforceable,  then

                                                                         Page 75
                                                               Exhibit 10(i)A(3)

this Agreement shall be deemed to constitute a security  agreement under the UCC and other  applicable  law. For this purpose and without  being in derogation of the parties' intention that the sale of Receivables hereunder shall constitute a true sale thereof,  NSI Georgia hereby grants to Buyer a duly perfected security interest in all of NSI Georgia's right,  title and interest in, to and under all
Receivables  now existing and hereafter  arising,  all  Collections  and Related
Security  with respect  thereto,  each  Lock-Box  and  Collection  Account,  the
First-Step  Sale  Agreement,  all other  rights  and  payments  relating  to the
Receivables  and all proceeds of the foregoing to secure the prompt and complete payment of a loan  deemed to have been made in an amount  equal to the  Purchase
Price of the  Receivables  together  with all other  obligations  of NSI Georgia hereunder,  which  security  interest shall be prior to all other Adverse Claims thereto.  During the existence of any Termination Event, Buyer and the Agent (as its assignee)  shall have, in addition to the rights and remedies which they may have under this Agreement,  all other rights and remedies  provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     Section 2.1  Representations  and  Warranties  of NSI Georgia.  NSI Georgia
hereby  represents  and warrants to Buyer on the date hereof and (except for any representation or warranty that is limited to a specific date or period) on each date on or prior to the  Termination  Date on which  any  Additional  Receivable comes into existence that:

          (a) Existence and Power.  NSI Georgia is a corporation duly organized, validly  existing and in good standing  under the laws of Georgia,  is duly qualified to transact business in every  jurisdiction  where, by the nature of its business, such qualification is necessary,  and where the failure to qualify  would have or could  reasonably  be  expected  to cause a Material
     Adverse Effect, and has all corporate powers and all material  governmental licenses,  authorizations,  consents and approvals required to carry on its business as now conducted.

          (b) Power and Authority;  Due  Authorization,  Execution and Delivery.
     The execution,  delivery and  performance by NSI Georgia of the Transaction
     Documents (i) are within NSI  Georgia's  corporate  powers,  (ii) have been duly authorized by all necessary corporate action,  (iii) require no action by or in  respect  of or filing  with,  any  governmental  body,  agency or official,  (iv) do not  contravene,  or  constitute  a default  under,  any provision  of  applicable  law  or  regulation  or of  the  certificate  of incorporation  or by-laws of NSI  Georgia  or of any  agreement,  judgment, injunction,  order,  decree or other instrument binding upon NSI Georgia or any  of  its  Subsidiaries,  and  (v) do not  result  in  the  creation  or imposition  of any  Adverse  Claim on any asset of NSI  Georgia  (except as created hereunder).  This Agreement and each other Transaction  Document to which NSI Georgia is a party has been duly  executed  and  delivered by NSI
     Georgia.

          (c)  No  Bulk  Sale.  No  transaction   contemplated  hereby  requires
     compliance with any bulk sales act or similar law.

                                                                         Page 76
                                                               Exhibit 10(i)A(3)

          (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by,  and no  notice  to or  filing  with,  any  governmental  authority  or regulatory  body is  required  for the due  execution  and  delivery by NSI
     Georgia of this Agreement and each other  Transaction  Document to which it is a party and the performance of its obligations hereunder and thereunder.

          (e) Actions, Suits. There is no action, suit or proceeding pending, or to the knowledge of NSI Georgia overtly  threatened in writing,  against or affecting  NSI  Georgia  or any of its  Subsidiaries  before  any  court or arbitrator or any  governmental  body,  agency or official  which has or is likely to have a Material Adverse Effect.

          (f) Binding Effect. This Agreement  constitutes and, when executed and delivered  in  accordance  with  this  Agreement,  each  other  Transaction
     Document to which NSI Georgia is a party, will constitute valid and binding obligations of NSI Georgia  enforceable in accordance with their respective terms,  provided that the  enforceability  hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors'  rights  generally and by general equitable principles.

          (g) Accuracy of Information.  All information  heretofore furnished by
     NSI Georgia to Buyer or the Agent,  as its  assignee  for purposes of or in connection with this Agreement or any transaction  contemplated  hereby is, and all such  information  hereafter  furnished by NSI Enterprises to Buyer
     (or the  Agent,  as its  assignee)  will  be,  true and  accurate  in every material  respect or based on reasonable  estimates on the date as of which such information is stated or certified. NSI Georgia has disclosed to Buyer and the Agent in writing any and all facts known to the Executive  Officers which  would  have or  reasonably  would be  expected  to cause a  Material
     Adverse Effect.

          (h) Use of Proceeds. NSI Georgia is not engaged principally, or as one of its important activities,  in the business of purchasing or carrying any
     Margin  Stock,  and no part of the proceeds of any Purchase will be used to purchase  or carry any Margin  Stock or to extend  credit to others for the purpose of  purchasing  or carrying  any Margin  Stock,  or be used for any purpose which violates,  or which is  inconsistent  with, the provisions of
     Regulation T, U or X..

          (i) Good Title.  Immediately  prior to each  Purchase  hereunder,  NSI
     Georgia (i) is the legal and beneficial  owner of the Receivables  that are the subject of such Purchase and (ii) is the legal and beneficial  owner of the  Related  Security  with  respect  thereto  or  possesses  a valid  and perfected  security interest  therein,  in each case, free and clear of any
     Adverse  Claim,  except for  Permitted  Encumbrances.  There have been duly filed all financing  statements or other similar  instruments  or documents necessary  under  the  UCC  (or  any  comparable  law)  of all  appropriate
     jurisdictions  to  perfect  NSI  Georgia's   ownership   interest  in  each
     Receivable, its Collections and the Related Security.

          (j)  Perfection.  This  Agreement,  together  with the  filing  of the financing  statements  contemplated hereby, is effective to transfer to NSI
     Georgia  (and NSI Georgia  shall  acquire  from NSI  Georgia) (i) legal and equitable  title to, with the right to sell and  encumber  each  Receivable existing and hereafter arising,

                                                                         Page 77
                                                               Exhibit 10(i)A(3)

     together with the  Collections  with respect  thereto,  and (ii) all of NSI
     Georgia's right, title and interest in the Related Security associated with each Receivable,  in each case, free and clear of any Adverse Claim, except for  Permitted  Encumbrances.  There  have  been duly  filed all  financing statements or other similar  instruments or documents  necessary  under the
     UCC (or any comparable law) of all appropriate jurisdictions to perfect NSI
     Georgia's  interest in the Receivables  acquired from NSI Enterprises under the  First-Step  Sale  Agreement,  together  with  the  associated  Related
     Security and Collections.

          (k) Places of Business and Locations of Records.  The principal places of business and chief executive office of NSI Georgia and the offices where it keeps  all of its  Records  are  located  at the  address(es)  listed on
     Exhibit II or such other  locations of which NSI Georgia has been  notified in  accordance  with  Section  4.2(a) in  jurisdictions  where  all  action required  by Section  4.2(a) has been taken and  completed.  NSI  Georgia's
     Federal  Employer  Identification  Number is correctly set forth on Exhibit
     II.

          (l) Collections.  The conditions and requirements set forth in Section
     4.1(j) have at all times been satisfied and duly  performed.  The names and addresses of all Collection Banks, together with the account numbers of the
     Collection  Accounts at each Collection Bank and the post office box number of each  Lock-Box,  are listed on Exhibit  III. NSI Georgia has not granted any Person,  other than Buyer (and the Agent, as its assignee) dominion and control  of any  Lock-Box  or  Collection  Account,  or the  right  to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

          (m) Material  Adverse  Effect.  During the period from August 31, 2000 through  the  Initial  Cut-Off  Date,  in the good  faith  judgment  of the
     Executive Officers,  no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

          (n) Names.  The name in which NSI Georgia has executed this  Agreement is identical  to the name of NSI Georgia as indicated on the public  record of its  state  of  organization  which  shows  NSI  Georgia  to  have  been organized.  In the  past  five  (5)  years,  NSI  Georgia  has not used any corporate names,  trade names or assumed names other than the name in which it has executed this Agreement and as listed on Exhibit II.

          (o) Not a Holding Company or an Investment Company. NSI Georgia is not
     a  "holding  company"  or a  "subsidiary  holding  company"  of a  "holding company"  within the meaning of the Public Utility  Holding  Company Act of
     1935,  as  amended,  or  any  successor  statute.  NSI  Georgia  is  not an
     "investment  company"  within the meaning of the Investment  Company Act of
     1940, as amended, or any successor statute.

          (p) Compliance with Law. NSI Georgia has complied in all respects with
     all  applicable  laws,  rules,   regulations,   orders,  writs,  judgments,
     injunctions, decrees or awards to which it may be subject, except where the failure to so comply  could not  reasonably  be expected to have a Material
     Adverse  Effect.  Each  Receivable,  together  with  the  Contract  related thereto,  does not  contravene any laws,  rules or  regulations  applicable thereto (including, without limitation,

                                                                         Page 78
                                                               Exhibit 10(i)A(3)

     laws,  rules and  regulations  relating  to truth in  lending,  fair credit billing,  fair  credit  reporting,  equal  credit  opportunity,  fair  debt collection  practices  and  privacy),  and no part of such  Contract  is in
     violation  of  any  such  law,  rule  or  regulation,   except  where  such
     contravention  or  violation  could not  reasonably  be  expected to have a
     Material Adverse Effect.

          (q)  Compliance  with Credit and  Collection  Policy.  NSI Georgia has complied in all material  respects  with the Credit and  Collection  Policy with regard to each Receivable and the related  Contract,  and has not made any change to such  Credit and  Collection  Policy,  except  such  material change as to which Buyer (and the Agent, as its assignee) has been notified in accordance with Section 4.1(a).

          (r)  Payments  to  NSI  Georgia.   With  respect  to  each  Receivable
     transferred to Buyer hereunder,  the Purchase Price received by NSI Georgia constitutes  reasonably equivalent value in consideration therefor and such transfer was not made for or on account of an antecedent  debt. No transfer by NSI Georgia of any Receivable  hereunder is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11  U.S.C.ss.ss.101 et seq.),
     as amended.

          (s)  Enforceability  of Contracts.  Each Contract with respect to each
     Receivable  is effective to create,  and has  created,  a legal,  valid and binding obligation of the related Obligor to pay the Outstanding Balance of the  Receivable  created  thereunder  and  any  accrued  interest  thereon, enforceable  against the Obligor in  accordance  with its terms,  except as such  enforcement  may be limited  by  applicable  bankruptcy,  insolvency, reorganization  or other  similar laws  relating to or limiting  creditors'
     rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (t)  Accounting.  The  manner in which NSI  Georgia  accounts  for the transactions  contemplated  by  this  Agreement  does  not  jeopardize  the characterization  of the  transactions  contemplated  herein as being  true sales.

          (u) Eligible  Receivables.  Each Receivable  reflected in any Purchase
     Report as an Eligible  Receivable was an Eligible Receivable on the date of its acquisition by Buyer hereunder.

                                  ARTICLE III
                             CONDITIONS OF PURCHASES

     Section 3.1 Conditions  Precedent to Initial  Purchase.  The Purchase under this Agreement is subject to the conditions  precedent that (a) Buyer shall have been capitalized with the Initial Contributed Receivables,  (b) Buyer shall have received  on or  before  the date of such  purchase  those  documents  listed on
Schedule  A and (c) all of the  conditions  to the  initial  purchase  under the
Credit and Security  Agreement shall have been satisfied or waived in accordance with the terms thereof.

     Section 3.2 Conditions  Precedent to All Purchases.  Buyer's  obligation to purchase  Receivables  coming into existence after the Initial Cutoff Date shall

                                                                         Page 79
                                                               Exhibit 10(i)A(3)

be  subject  to  the  further  conditions   precedent  that:  (a)  the  Facility
Termination  Date  shall  not  have  occurred  under  the  Credit  and  Security
Agreement;  (b) Buyer (and the Agent,  as its assignee) shall have received such other approvals,  opinions or documents as it may reasonably  request and (c) on the date such Receivable came into existence,  the following statements shall be true (and acceptance of the proceeds of any payment for such Receivable shall be deemed a  representation  and warranty by NSI Georgia that such  statements  are then true):

          (i) the  representations  and  warranties  set forth in Article II are true and  correct  in all  material  respects  on and as of the  date  such
     Receivable  came  into  existence  as though  made on and as of such  date;
     provided that the materiality  threshold in the preceding  clause shall not be applicable with respect to any  representation  or warranty which itself contains a materiality threshold; and

          (ii) no event has occurred and is  continuing  that will  constitute a
     Termination Event or an Unmatured Termination Event.

Notwithstanding the foregoing conditions precedent, upon payment of the Purchase
Price for any Receivable (whether by payment of cash, through an increase in the amounts  outstanding  under the Subordinated  Note, by offset of amounts owed to
Buyer and/or by offset of capital  contributions),  title to such Receivable and the Related  Security and Collections  with respect thereto shall vest in Buyer, whether or not the conditions  precedent to Buyer's  obligation to purchase such
Receivable were in fact satisfied.  The failure of NSI Georgia to satisfy any of the foregoing conditions precedent, however, shall give rise to a right of Buyer to rescind the related purchase and direct NSI Georgia to pay to Buyer an amount equal to the  Purchase  Price  payment that shall have been made with respect to any Receivables related thereto.

                                   ARTICLE IV
                                    COVENANTS

     Section 4.1 Affirmative  Covenants of NSI Georgia.  Until the date on which this  Agreement  terminates in  accordance  with its terms,  NSI Georgia  hereby covenants as set forth below:

          (a) Financial  Reporting.  NSI Georgia will  maintain,  for itself and
     each  of  its  Subsidiaries,   a  system  of  accounting   established  and
     administered  in accordance with GAAP, and furnish to Buyer (and the Agent, as its assignee):

               (i)  Annual  Reporting.  As soon as  available  and in any  event within  90 days (or such  longer  period as may be the  subject  of an extension granted by the Securities and Exchange Commission) after the end of each Fiscal Year, a  consolidated  balance  sheet of the Parent and its  Consolidated  Subsidiaries  as of the end of such Fiscal Year and the  related  consolidated  statements  of  income,  stockholders'
          equity and cash flows for such Fiscal Year, setting forth in each case in  comparative  form the figures for the previous  fiscal  year,  all
          certified  by  Arthur  Andersen,   LLP  or  other  independent  public
          accountants of nationally recognized standing, with such

                                                                         Page 80
                                                               Exhibit 10(i)A(3)

          certification  to  be  free  of  exceptions  and   qualifications  not
          acceptable to Buyer and the Agent.

               (ii) Quarterly  Reporting.  As soon as available and in any event within  45 days (or such  longer  period as may be the  subject  of an extension granted by the Securities and Exchange Commission) after the end of each of the first 3 Fiscal  Quarters  of each  Fiscal  Year,  a
          consolidated   balance  sheet  of  the  Parent  and  its  Consolidated
          Subsidiaries  as of the end of such  Fiscal  Quarter  and the  related statement of income and statement of cash flows for the portion of the
          Fiscal Year ended at the end of such Fiscal Quarter,  setting forth in each case in comparative form the figures for the corresponding Fiscal
          Quarter and the corresponding portion of the previous Fiscal Year, all certified  (subject to normal year-end  adjustments) as to fairness of presentation,  GAAP and consistency by the chief financial  officer or the chief accounting officer of the Parent.

               (iii)  Compliance   Certificate.   Together  with  the  financial
          statements   required   hereunder,   a   compliance   certificate   in
          substantially  the form of  Exhibit  IV signed by the chief  financial officer  or the chief  accounting  officer of the Parent and dated the date of such annual  financial  statement or such quarterly  financial statement, as the case may be.

               (iv)  Shareholders  Statements  and  Reports.  Promptly  upon the mailing thereof to the shareholders of the Parent generally, copies of all financial statements, reports and proxy statements so mailed.

               (v) S.E.C. Filings.  Promptly upon the filing thereof,  copies of all registration  statements  (other than the exhibits thereto and any registration  statements  on Form S-8 or its  equivalent)  and annual, quarterly  or monthly  reports  which the Parent shall have filed with the Securities and Exchange Commission.

               (vi) Copies of Notices.  Promptly upon its receipt of any notice, request for consent,  financial statements,  certification,  report or other  communication  under  or in  connection  with  any  Transaction
          Document  from any Person  other than Buyer,  the Agent or Blue Ridge, copies of the same.

               (vii)  Change in Credit and  Collection  Policy.  At least thirty
          (30) days  prior to the  effectiveness  of any  material  change in or material  amendment to the Credit and Collection Policy, a copy of the
          Credit  and  Collection  Policy  then  in  effect  and  a  notice  (A)
          indicating such proposed change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility  of the  Receivables  or decrease the credit quality of any newly created Receivables, requesting Buyer's (and the Agent's, as
          Buyer's assignee) consent thereto.

               (viii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations,  financial or otherwise, of the Parent or NSI Georgia as Buyer (or the Agent,  as its assignee) may from time to time reasonably  request in order to protect the interests of Buyer
          (and the

                                                                         Page 81
                                                               Exhibit 10(i)A(3)

          Agent,  as its assignee)  under or as  contemplated  by this Agreement
          (except such plans or forecasts  which have not been made available by
          Parent to its creditors).

          (b)  Notices.  NSI Georgia  will notify  Buyer (and the Agent,  as its assignee) in writing of any of the following  promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

               (i) Termination Events or Unmatured  Termination  Events.  Within
          one  (1)  Business  Day  after  learning  thereof  by any  Responsible
          Officer,  the occurrence of each Termination  Event and each Unmatured
          Termination  Event,  by a statement  of an  Authorized  Officer of NSI
          Georgia.

               (ii) Defaults Under Other Agreements. Within one (1) Business Day
          after learning thereof by any Responsible Officer, the occurrence of a default or an event of default under any other  financing  arrangement pursuant  to which NSI  Georgia  is a debtor or an  obligor  and which relates to a Debt in excess of $25,000,000.

               (iii)  ERISA  Events.  If and when any  member of the  Controlled
          Group  (i)  gives or is  required  to give  notice  to the PBGC of any
          "reportable  event" (as defined in Section 4043 of ERISA) with respect to any Plan which could  reasonably be expected to constitute  grounds for a termination of such Plan under Title IV of ERISA,  or knows that the plan  administrator  of any Plan has given or is  required to give notice  of any such  reportable  event,  a copy of the  notice of such reportable  event  given or  required  to be given to the  PBGC;  (ii)
          receives  notice of complete  or partial  withdrawal  liability  under
          Title IV of ERISA,  a copy of such notice;  or (iii)  receives  notice from the PBGC  under  Title IV of ERISA of an intent to  terminate  or appoint a trustee  to  administer  any  Plan,  a copy of such  notice;
          provided,  however,  that each of the  foregoing  notices shall not be
          required  to  be  given  unless  the  reportable   event,   withdrawal
          liability,  plan  termination  or trustee  appointment  involved could reasonably  be  expected  to give  rise to a  liability  of more  than
          $1,000,000 on the part of the Parent or any of its Subsidiaries.

          (c) Compliance with Laws and  Preservation  of Existence.  NSI Georgia will comply in all respects with all applicable laws,  rules,  regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject,  except  where the failure to so comply  could not  reasonably  be expected to have a Material  Adverse Effect.  NSI Georgia will preserve and maintain its legal  existence,  rights,  franchises  and  privileges in the jurisdiction of its organization,  and qualify and remain qualified in good standing as a foreign  entity in each  jurisdiction  where its  business is conducted,  except  (i) where the  failure  to so qualify or remain in good standing could not reasonably be expected to have a Material Adverse Effect and (ii) NSI Georgia may merge or consolidate  with any other Person to the extent  permitted  under  Section  7.1(c)(ii)  of the Credit  and  Security
     Agreement.

          (d) Audits.  NSI Georgia will furnish to Buyer (and the Agent,  as its assignee)  from time to time such  information  with  respect to it and the
     Receivables  as Buyer (or the Agent) may  reasonably  request.  NSI Georgia will, from time to time during regular business hours as requested by Buyer
     (the  Agent as its  assignee),  upon not less than 3 Business  Days'  prior written notice,

                                                                         Page 82
                                                               Exhibit 10(i)A(3)

     permit Buyer (and the Agent, as its assignee) or their respective agents or representatives,  (i) to examine and make copies of and abstracts  from all
     Records in the  possession or under the control of NSI Georgia  relating to the Receivables and the Related Security,  including,  without  limitation, the related Contracts,  and (ii) to visit the offices and properties of NSI
     Georgia for the purpose of examining such materials described in clause (i)
     above, and to discuss matters relating to NSI Georgia's financial condition or the  Receivables and the Related  Security or NSI Georgia's  performance under any of the Transaction  Documents or NSI Georgia's  performance under the Contracts  and, in each case,  with any of the officers or employees of
     NSI Georgia having knowledge of such matters.  To the extent that Buyer (or the Agent, as its assignee), in the course of any such visit or inspection, obtains possession of any Proprietary Information pertaining to NSI Georgia or any of  its  Affiliates,  Buyer  (or  such  assign)  shall  handle  such information  in  accordance  with the  requirements  of Section 14.5 of the
     Credit and Security Agreement.

          (e) Keeping and Marking of Records and Books.

               (i) NSI Georgia will (and will cause NSI Enterprises to) maintain and  implement  administrative  and operating  procedures  (including,
          without   limitation,   an  ability  to  recreate  records  evidencing
          Receivables in the event of the destruction of the originals thereof), and  keep  and  maintain  all  documents,  books,  records  and  other information  reasonably  necessary or advisable for the  collection of all Receivables  (including,  without limitation,  records adequate to permit the immediate  identification  of each new  Receivable  and all
          Collections  of and  adjustments  to each  existing  Receivable).  NSI
          Georgia will (and will cause NSI  Enterprises  to) give Buyer (and the
          Agent,  as  its  assignee)  notice  of  any  material  change  in  the administrative  and operating  procedures  referred to in the previous sentence.

               (ii) NSI Georgia will (and will cause NSI  Enterprises to) (A) on or prior to the date hereof,  mark its master data processing  records and other books and records relating to the Receivables with a legend, acceptable  to Buyer  (and the  Agent,  as its  assignee),  describing
          Buyer's ownership  interests in the Receivables and further describing the Receivable Interests of the Agent (on behalf of the Lenders) under the Credit and  Security  Agreement  and (B) upon the request of Buyer
          (or the Agent,  as its assignee)  and when a  Termination  Event is in existence:  (x) mark each  Contract with a legend  describing  Buyer's ownership  interests in the  Receivables  and further  describing  the
          Receivable  Interests  of the Agent (on behalf of the Lenders) and (y)
          deliver  to  Buyer  (or the  Agent,  as its  assignee)  all  Contracts
          (including,  without  limitation,  all multiple  originals of any such
          Contract) relating to the Receivables.

          (f) Compliance  with Contracts and Credit and Collection  Policy.  NSI
     Georgia  will (and will  cause NSI  Enterprises  to)  timely  and fully (i)
     perform and comply

                                                                         Page 83
                                                               Exhibit 10(i)A(3)

     in all material respects with all provisions,  covenants and other promises required  to  be  observed  by  it  under  the  Contracts  related  to  the
     Receivables,  and (ii) comply in all material  respects with the Credit and
     Collection Policy in regard to each Receivable and the related Contract.

          (g) Performance  and  Enforcement of First-Step  Sale  Agreement.  NSI
     Georgia will and will  require NSI  Enterprises  to,  perform each of their
     respective   obligations  and  undertakings   under  and  pursuant  to  the
     First-Step Sale Agreement,  will purchase Receivables  thereunder in strict compliance  with the terms thereof and will  vigorously  enforce the rights and remedies  accorded to NSI Georgia under the First-Step  Sale Agreement.
     NSI  Georgia  will take all  actions to perfect  and enforce its rights and interests  (and the  rights  and  interests  of Buyer  as  assignee  of NSI
     Georgia) under the First-Step Sale Agreement as Buyer (or the Agent, as its
     assignee)  may from time to time  reasonably  request,  including,  without limitation,  making claims to which it may be entitled under any indemnity, reimbursement  or  similar  provision  contained  in  the  First-Step  Sale
     Agreement.

          (h) Ownership.  NSI Georgia will (and will cause NSI  Enterprises  to)
     take all  necessary  action to (i) vest  legal and  equitable  title to the
     Receivables,  the Related Security and the Collections  purchased under the
     First-Step Sale Agreement irrevocably in NSI Georgia, free and clear of any
     Adverse  Claims  other  than  Permitted  Encumbrances  (including,  without limitation,  the  filing  of all  financing  statements  or  other  similar instruments or documents necessary under the UCC (or any comparable law) of all  appropriate  jurisdictions  to perfect NSI Georgia's  interest in such
     Receivables,  Related  Security  and  Collections  and such other action to perfect, protect or more fully evidence the interest of NSI Georgia therein as Buyer (or the Agent, as its assignee) may reasonably request),  and (ii)
     establish and maintain, irrevocably in Buyer, (A) legal and equitable title to the Receivables and the Collections and (B) all of NSI Georgia's  right, title and interest in the Related Security associated with the Receivables, in each case,  free and clear of any Adverse  Claims  other than  Permitted
     Encumbrances  (including,  without limitation,  the filing of all financing statements or other similar  instruments or documents  necessary  under the
     UCC (or any comparable  law) of all  appropriate  jurisdictions  to perfect
     Buyer's interest in such Receivables,  Related Security and Collections and such other action to perfect,  protect or more fully  evidence the interest of Buyer as Buyer (or the Agent, as its assignee) may reasonably request).

          (i) Lenders' Reliance. NSI Georgia acknowledges that the Agent and the
     Lenders are entering into the  transactions  contemplated by the Credit and
     Security Agreement in reliance upon Buyer's identity as a legal entity that is separate from NSI Georgia and any Affiliates  thereof.  Therefore,  from and after the date of execution and delivery of this Agreement, NSI Georgia will take all reasonable steps  including,  without  limitation,  all steps that  Buyer or any  assignee  of Buyer  may  from  time to time  reasonably request to maintain Buyer's identity as a separate legal entity and to make it  manifest  to third  parties  that  Buyer is an entity  with  assets and liabilities  distinct from those of NSI Georgia and any Affiliates  thereof and not just a  division  of NSI  Georgia  or any such  Affiliate.  Without limiting  the  generality  of the  foregoing  and in  addition to the other covenants  set forth  herein,  NSI  Georgia (i) will not hold itself out to third  parties  as liable  for the debts of Buyer  nor  purport  to own the
     Receivables  and other assets  acquired by Buyer,  (ii) will take all other actions  necessary  on its part to  ensure  that  Buyer is at all  times in compliance with

                                                                         Page 84
                                                               Exhibit 10(i)A(3)

     the "separateness  covenants" set forth in Section 7.1(i) of the Credit and
     Security  Agreement  and (iii)  will cause all tax  liabilities  arising in connection  with the  transactions  contemplated  herein or otherwise to be allocated  between NSI Georgia and Buyer on an arm's-length  basis and in a
     manner   consistent  with  the  procedures  set  forth  in  U.S.   Treasury
     Regulations ss.ss.1.1502-33(d) and 1.1552-1.

          (j)  Collections.  NSI Georgia  will cause (1) all  proceeds  from all
     Lock-Boxes to be directly  deposited by a Collection Bank into a Collection
     Account and (2) each Lock-Box and  Collection  Account to be subject at all times to a Collection  Account  Agreement that is in full force and effect.
     In the event any payments  relating to Receivables are remitted directly to
     NSI Georgia or any  Affiliate  of NSI  Georgia,  NSI Georgia will remit (or will cause all such payments to be remitted)  directly to a Collection Bank and  deposited  into a  Collection  Account  within two (2)  Business  Days following  receipt thereof and, at all times prior to such remittance,  NSI
     Georgia will itself hold or, if applicable,  will cause such payments to be held in trust  for the  exclusive  benefit  of Buyer and its  assigns.  NSI
     Georgia will  transfer  exclusive  ownership,  dominion and control of each
     Lock-Box and  Collection  Account to Buyer and, will not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the  occurrence  of a future  event to any  Person,  except to
     Buyer (and the Agent,  as its assignee) as  contemplated  by this Agreement and the Credit and Security Agreement.

          (k) Taxes.  NSI Georgia will file all material tax returns and reports required by law to be filed by it and promptly  pay all material  taxes and governmental charges at any time owing, except any such taxes which are not yet  delinquent  or  are  being  diligently  contested  in  good  faith  by appropriate  proceedings and for which adequate reserves in accordance with
     GAAP shall have been set aside on its books.  NSI Georgia will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of Buyer and its assigns.

          (l)  Payment  to NSI  Enterprises.  With  respect  to  any  Receivable purchased by NSI Georgia from NSI Enterprises,  such sale shall be effected under,  and in strict  compliance  with the terms of, the  First-Step  Sale
     Agreement,  including without limitation,  the terms relating to the amount and  timing of  payments  to be made to NSI  Enterprises  in respect of the purchase price for such Receivable.

     Section 4.2 Negative Covenants of NSI Georgia. Until the date on which this
Agreement  terminates in accordance with its terms, NSI Georgia hereby covenants that:

          (a) Name Change,  Offices and Records. NSI Georgia will not change its
     (i) state of organization,  (ii) name, (iii) identity or structure  (within the  meaning  of  Article  9 of any  applicable  enactment  of the  UCC) or relocate its chief  executive  office at any time while the location of its chief executive office is relevant to perfection of Buyer's interest in the
     Receivables  or the associated  Related  Security and  Collections,  or any office  where  Records are kept unless it shall have:  (i) given Buyer (and the Agent,  as its assignee) at least ten (10) days' prior  written  notice thereof and (ii)  delivered to Buyer (and the Agent,  as its  assignee) all financing statements, instruments and other

                                                                         Page 85
                                                               Exhibit 10(i)A(3)

     documents reasonably requested by Buyer (and the Agent, as its assignee) in connection with such change or relocation.

          (b) Change in Payment  Instructions to Obligors.  NSI Georgia will not add or terminate  any bank as a Collection  Bank, or make any change in the instructions to Obligors  regarding  payments to be made to any Lock-Box or
     Collection  Account,  unless Buyer (and the Agent,  as its assignee)  shall have  received,  at least ten (10) days before the proposed  effective date therefor,  (i) written notice of such  addition,  termination or change and
     (ii) with  respect to the  addition of a  Collection  Bank or a  Collection
     Account or Lock-Box,  an executed Collection Account Agreement with respect to the new  Collection  Account or Lock-Box;  provided,  however,  that NSI
     Georgia may make changes in instructions to Obligors  regarding payments if such new  instructions  require  such  Obligor to make  payments to another existing Collection Account.

          (c) Modifications to Contracts and Credit and Collection  Policy.  NSI
     Georgia will not (and will not permit NSI Enterprises to) make any material change to the Credit and Collection  Policy that could adversely affect the collectibility  of the  Receivables  or decrease the credit  quality of any newly created Receivables. Except as otherwise permitted in its capacity as
     Servicer  pursuant to the Credit and Security  Agreement,  NSI Georgia will not (and will not permit NSI  Enterprises  to) extend,  amend or  otherwise modify the terms of any  Receivable or any Contract  related  thereto other than in accordance with the Credit and Collection Policy.

          (d) Sales,  Liens. NSI Georgia will not sell,  assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation,  the filing of any financing statement) or with respect to, any
     Receivable, Related Security or Collections, or upon or with respect to any
     Contract under which any Receivable  arises,  or any Lock-Box or Collection
     Account,  or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer provided for herein and the Permitted  Encumbrances),  and NSI Georgia will defend the right,  title and  interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under NSI Georgia (other than Permitted Encumbrances).

          (e)  Accounting  for  Purchases.  NSI Georgia  will not,  and will not permit  any  Affiliate  to,  account  for or treat  (whether  in  financial statements or otherwise) the transactions contemplated hereby in any manner other than the sale of the  Receivables  and the  Related  Security  by NSI
     Georgia  to  Buyer  or in  any  other  respect  account  for or  treat  the transactions  contemplated hereby in any manner other than as a sale of the
     Receivables and the Related  Security by NSI Georgia to Buyer except to the extent that such transactions are not recognized on account of consolidated financial  reporting  in  accordance  with  generally  accepted  accounting principles.

                                                                         Page 86
                                                               Exhibit 10(i)A(3)

                                   ARTICLE V
                               TERMINATION EVENTS

     Section 5.1  Termination  Events.  The occurrence of any one or more of the following events shall constitute a Termination Event:

          (a) NSI Georgia shall fail to make any payment or deposit  required to be made by it under the  Transaction  Documents  when due and, for any such payment or  deposit  which is not in respect  of  principal,  such  failure continues for two (2) consecutive Business Days.

          (b) NSI Georgia shall fail to perform or observe any term, covenant or agreement  hereunder  (other than as referred to in  paragraph  (a)) or any other  Transaction  Document to which it is a party and such failure  shall continue  for and such  failure  shall not have been  cured  within 30 days after the earlier to occur of (i) written  notice thereof has been given to
     NSI Georgia by the Buyer or (ii) an  Executive  Officer  otherwise  becomes aware of any such failure;  provided,  however, that such cure period shall be  extended  for a period of time,  not to exceed an  additional  30 days, reasonably  sufficient  to permit NSI Georgia to cure such  failure if such failure  cannot be cured within the initial  30-day  period but  reasonably could be expected to be capable of cure within such additional 30 days, NSI
     Georgia  has  commenced  efforts to cure such  failure  during the  initial
     30-day period and NSI Georgia is diligently pursuing such cure.

          (c) Any representation,  warranty,  certification or statement made by
     NSI Georgia in this  Agreement,  any other  Transaction  Document or in any other  document  delivered  pursuant  hereto or thereto shall prove to have been incorrect in any material  respect when made or deemed made;  provided that  the  materiality  threshold  in the  preceding  clause  shall  not be applicable  with  respect to any  representation  or warranty  which itself contains a materiality threshold.

          (d) An Event of  Bankruptcy  shall occur with respect to the Parent or any of its Material Subsidiaries.

          (e) A Change of Control shall occur.

          (f) One or more  judgments  or orders  for the  payment of money in an aggregate amount in excess of 10% of Stockholders'  Equity as of the end of the Fiscal Quarter just ended shall be rendered against the Parent,  either
     Originator  or  the  Buyer  and  such  judgment  or  order  shall  continue unsatisfied and unstayed for a period of 30 days.

          (g) Either of the Originators or any Subsidiary shall fail to make any payment in respect of Debt  outstanding in an aggregate amount in excess of
     $25,000,000 when due or within any applicable grace period.

                                                                         Page 87
                                                               Exhibit 10(i)A(3)

          (h)  Any  event  or  condition   shall  occur  which  results  in  the
     acceleration  of  the  maturity  of  Debt  outstanding  of  either  of  the
     Originators  or  any  Subsidiary  in  an  aggregate  amount  in  excess  of
     $25,000,000   (including,   without  limitation,   any  required  mandatory
     prepayment  or "put" of such  Debt to such  Originator  or  Subsidiary)  or enables  (or,  with the  giving of  notice or lapse of time or both,  would enable) the holders of such Debt or commitment or any Person acting on such holders'  behalf to accelerate  the maturity  thereof or terminate any such
     commitment   (including,   without   limitation,   any  required  mandatory
     prepayment or "put" of such Debt to such Originator or Subsidiary).

          (i) The Parent or any member of the Controlled Group shall fail to pay when due any amount in excess of 10% of Stockholders'  Equity as of the end of the Fiscal  Quarter just ended which it shall have become  liable to pay to the PBGC or to a Plan  under  Title IV of ERISA;  or notice of intent to terminate  a Plan or Plans  shall be filed  under  Title IV of ERISA by the
     Parent,  any member of the Controlled Group, any plan  administrator or any combination  of the  foregoing  if the amount of  liability  involved is in excess of 10% of  Stockholders'  Equity as of the end of the Fiscal Quarter
     just ended; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to  administer  any such
     Plan or Plans or a  proceeding  shall be  instituted  by a fiduciary of any such Plan or Plans to enforce  Section 515 or  4219(c)(5) of ERISA and such proceeding  shall not have been dismissed  within 30 days thereafter if the amount of liability involved is in excess of 10% of Stockholders' Equity as of the end of the Fiscal Quarter just ended;  or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree  adjudicating that any such Plan or Plans must be terminated,  if the amount  involved is in  excess  of 10% of  Stockholders'  Equity  as of the  end of the  Fiscal
     Quarter just ended.

          (j) A federal  tax lien  shall be filed  against  the  Parent,  either
     Originator  or Buyer  under  Section  6323 of the Tax Code or a lien of the
     PBGC shall be filed  against the Parent,  either  Originator or Buyer under
     Section   4068  of  ERISA  and  in  either  case  such  lien  shall  remain undischarged  for a  period  of 25 days  after  the date of  filing  if the aggregate amount involved is in excess of 10% of Stockholders' Equity as of the end of the Fiscal Quarter just ended.

     Section 5.2 Remedies.  Upon the occurrence and during the continuation of a
Termination Event, Buyer may take any of the following actions:  (i) declare the
Termination  Date  to  have  occurred,  whereupon  the  Termination  Date  shall forthwith occur,  without demand,  protest or further notice of any kind, all of which are hereby expressly waived by NSI Georgia;  provided,  however, that upon the  occurrence of a Termination  Event  described in Section  5.1(d),  or of an actual or deemed entry of an order for relief with respect to NSI Georgia  under the Federal  Bankruptcy  Code, the Termination Date shall  automatically  occur, without  demand,  protest  or any  notice of any kind,  all of which are  hereby expressly  waived by NSI  Georgia and (ii) to the fullest  extent  permitted  by applicable  law,  declare  that the Default Fee shall accrue with respect to any amounts then due and owing by NSI Georgia to Buyer.  The  aforementioned  rights

                                                                         Page 88
                                                               Exhibit 10(i)A(3)

and remedies  shall be without  limitation and shall be in addition to all other rights and remedies of Buyer and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved,  including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE VI
                                 INDEMNIFICATION

     Section 6.1 Indemnities by NSI Georgia.  Without  limiting any other rights that Buyer may have hereunder or under applicable law, NSI Georgia hereby agrees to  indemnify  (and  pay  upon  demand  to)  Buyer  and its  assigns,  officers, directors,  agents and employees (each an "Indemnified  Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts  payable,  including  actual and  reasonable  attorneys'  fees
(which attorneys may be employees of Buyer or any such assign) and disbursements
(all of the foregoing being collectively  referred to as "Indemnified  Amounts")
awarded  against or  actually  incurred  by any of them  arising  out of or as a result of this Agreement or the acquisition,  either directly or indirectly,  by
Buyer of an interest in the Receivables, excluding, however:

          (a)  Indemnified  Amounts  to  the  extent  such  Indemnified  Amounts resulted  from gross  negligence  or willful  misconduct on the part of the
     Indemnified Party seeking  indemnification or by reason of such Indemnified
     Party's breach of its obligations hereunder or other legal duty;

          (b)  Indemnified  Amounts to the extent  the same  includes  losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

          (c)  taxes  imposed  by the  jurisdiction  in which  such  Indemnified
     Party's  principal  executive  office is  located,  on or  measured  by the overall  net  income  of such  Indemnified  Party  to the  extent  that the computation  of such  taxes is  consistent  with the  characterization  for income  tax  purposes  of the  acquisition  by the  Lenders  of  Receivable
     Interests under the Credit and Security Agreement as a loan or loans by the
     Lenders to Buyer  secured by,  among other  things,  the  Receivables,  the
     Related Security and the Collections;

provided,  however,  that  nothing  contained in this  sentence  shall limit the liability  of NSI  Georgia or limit the  recourse  of Buyer to NSI  Georgia  for amounts  otherwise  specifically  provided to be paid by NSI  Georgia  under the terms of this  Agreement.  Without  limiting  the  generality  of the  foregoing indemnification, but subject in each case to clauses (a), (b) and (c) above, NSI
Georgia shall indemnify Buyer for Indemnified  Amounts  relating to or resulting from:

               (i) any  representation  or warranty  made by NSI Georgia (or any officers of NSI  Georgia)  under or in  connection  with any  Purchase
          Report,  this Agreement,  any other Transaction  Document or any other information  or report  delivered  by NSI Georgia  pursuant  hereto or

                                                                         Page 89
                                                               Exhibit 10(i)A(3)

          thereto for which Buyer has not received a Purchase  Price Credit that shall have been false or incorrect when made or deemed made;

               (ii) the failure by NSI  Georgia,  to comply with any  applicable law,  rule or  regulation  with respect to any  Receivable or Contract related  thereto,  or the  nonconformity of any Receivable or Contract included  therein with any such  applicable law, rule or regulation or any failure of NSI Georgia to keep or perform any of its  obligations, express or implied, with respect to any Contract;

               (iii) any failure of NSI Georgia to perform its duties, covenants or  other  obligations  in  accordance  with  the  provisions  of this
          Agreement or any other Transaction Document;

               (iv) any products  liability,  personal injury or damage, suit or other similar claim arising out of or in connection with  merchandise, insurance  or  services  that are the  subject of any  Contract or any
          Receivable;

               (v) any dispute,  claim,  offset or defense (other than discharge in  bankruptcy  of the  Obligor)  of the Obligor to the payment of any
          Receivable  (including,  without  limitation,  a defense based on such
          Receivable  or the  related  Contract  not  being a legal,  valid  and
          binding  obligation  of  such  Obligor   enforceable   against  it  in
          accordance with its terms), or any other claim resulting from the sale of the  merchandise  or  service  related  to such  Receivable  or the furnishing or failure to furnish such merchandise or services;

               (vi) the  commingling  of  Collections of Receivables at any time with other funds;

               (vii) any  investigation,  litigation or proceeding related to or arising from this  Agreement or any other  Transaction  Document,  the transactions  contemplated  hereby,  the  use of the  proceeds  of any
          Purchase  hereunder,  the  ownership of the  Receivables  or any other investigation,  litigation  or  proceeding  relating to NSI Georgia in which any Indemnified Party becomes involved as a result of any of the transactions  contemplated  hereby  except to the extent  arising from
          Buyer's own gross negligence or willful misconduct;

               (viii) any inability to litigate any claim against any Obligor in respect of any  Receivable  as a result of such  Obligor  being immune from civil and  commercial  law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

               (ix) any Termination Event described in Section 5.1(d);

               (x) any failure of NSI Georgia to acquire and maintain  legal and equitable  title to, and ownership of any  Receivable  and the Related
          Security and Collections  with respect  thereto from NSI  Enterprises, free and clear of any Adverse Claim (other than as created hereunder);

                                                                         Page 90
                                                               Exhibit 10(i)A(3)

          or any failure of NSI Georgia to give reasonably  equivalent  value to
          NSI Enterprises  under the First-Step Sale Agreement in  consideration of the transfer by NSI Enterprises of any  Receivable,  or any attempt by any Person to void such  transfer  under  statutory  provisions  or common law or equitable action;

               (xi) any  failure  to vest and  maintain  vested in Buyer,  or to transfer to Buyer, legal and equitable title to, and ownership of, the
          Receivables and the Collections, and all of NSI Georgia's right, title and interest in the Related Security  associated with the Receivables, in each case, free and clear of any Adverse Claim;

               (xii)  the  failure  to  have  filed,  or any  delay  in  filing, financing  statements or other similar  instruments or documents under the UCC of any applicable  jurisdiction or other  applicable laws with respect to any Receivable,  the Related  Security and Collections with respect thereto, and the proceeds of any thereof,  whether at the time of any Purchase or at any subsequent time;

               (xiii) any action or  omission by NSI  Georgia  which  reduces or impairs  the rights of Buyer with  respect  to any  Receivable  or the
          value  of  any  such   Receivable  (for  any  reason  other  than  the
          application of Collections  thereto or charge-off of any Receivable as uncollectible)  unless the Buyer has received a Purchase  Price Credit therefor;

               (xiv) any  attempt by any Person to void any  Purchase  hereunder under statutory provisions or common law or equitable action; and

               (xvi) the  failure of any  Receivable  reflected  as an  Eligible
          Receivable on any Purchase Report to be an Eligible  Receivable at the
          time acquired by Buyer.

     Section 6.2 Other  Costs and  Expenses.  NSI Georgia  shall pay to Buyer on demand all reasonable  costs and  out-of-pocket  expenses  actually  incurred in connection with the preparation,  execution, delivery and administration of this
Agreement,  the transactions  contemplated  hereby and the other documents to be delivered  hereunder.  NSI  Georgia  shall  pay to Buyer on  demand  any and all reasonable  costs and expenses of Buyer, if any,  including  reasonable  counsel fees and expenses  actually  incurred in connection with the enforcement of this
Agreement and the other documents delivered hereunder and in connection with any
restructuring   or  workout  of  this  Agreement  or  such  documents,   or  the
administration of this Agreement following a Termination Event.

                                  ARTICLE VII
                                  MISCELLANEOUS

     Section 7.1 Waivers and Amendments.

          (a) No  failure  or delay on the part of Buyer (or the  Agent,  as its assignee) in  exercising  any power,  right or remedy under this  Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power,  right or remedy  preclude  any other  further  exercise

                                                                         Page 91
                                                               Exhibit 10(i)A(3)

     thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or  remedies  provided  by law.  Any  waiver  of this  Agreement  shall  be effective  only in the specific  instance and for the specific  purpose for which given.

          (b) No  provision  of this  Agreement  may be  amended,  supplemented, modified or waived  except in writing  signed by NSI Georgia and Buyer and, to the extent required under the Credit and Security  Agreement,  the Agent and the  Liquidity  Banks or the  Required  Liquidity  Banks.  Any material amendment, supplement, modification of waiver will required satisfaction of the Rating Agency Condition.

     Section 7.2 Notices.  All communications and notices provided for hereunder shall be in writing  (including  bank wire,  telecopy  or  electronic  facsimile transmission or similar  writing) and shall be given to the other parties hereto at their  respective  addresses or telecopy  numbers set forth on the  signature pages  hereof or at such other  address or  telecopy  number as such  Person may hereafter specify for the purpose of notice to each of the other parties hereto.
Each  such  notice or other  communication  shall be  effective  (a) if given by telecopy,  upon the receipt  thereof,  (b) if given by mail,  three (3) Business
Days after the time such communication is deposited in the mail with first class postage prepaid or (c) if given by any other means, when received at the address specified in this Section 7.2.

     Section 7.3 Protection of Ownership Interests of Buyer.

          (a) NSI Georgia agrees that from time to time, at its expense, it will promptly  execute and deliver all instruments  and documents,  and take all actions,  that may be necessary or desirable,  or that Buyer (or the Agent, as its assignee) may reasonably request, to perfect,  protect or more fully evidence the interest of Buyer hereunder and the Receivable  Interests,  or to enable  Buyer (or the Agent,  as its  assignee)  to exercise and enforce their rights and remedies  hereunder.  At any time when a Termination Event
     Exists,  Buyer (or the Agent,  as its assignee)  may, at NSI Georgia's sole cost and expense,  direct NSI Georgia to notify the Obligors of Receivables of the  ownership  interests  of Buyer  under this  Agreement  and may also direct that payments of all amounts due or that become due under any or all
     Receivables be made directly to Buyer or its designee.

          (b) If NSI Georgia fails to perform any of its obligations  hereunder,
     Buyer (or the Agent,  as its  assignee)  may (but shall not be required to)
     perform,  or cause performance of, such  obligations,  and Buyer's (or such assigns') actual and reasonable  costs and expenses  incurred in connection therewith  shall be payable by NSI Georgia as provided in Section  6.2. NSI
     Georgia irrevocably authorizes Buyer (and its assigns) at any time and from time to  time in the  sole  discretion  of  Buyer  (or  the  Agent,  as its
     assignee),    and    appoints    Buyer   (and   its    assigns)    as   its
     attorney(ies)-in-fact,  to act on behalf of NSI  Georgia  (i) to execute on

                                                                         Page 92
                                                               Exhibit 10(i)A(3)

     behalf of NSI Georgia as debtor and to file financing  statements necessary or desirable in Buyer's (or the Agent, as its assignee') reasonable opinion to perfect and to maintain the  perfection  and priority of the interest of
     Buyer in the  Receivables and associated  Related  Security and Collections and  (ii) to file a  carbon,  photographic  or other  reproduction  of this
     Agreement or any financing  statement with respect to the  Receivables as a financing  statement  in  such  offices  as  Buyer  (or the  Agent,  as its assignee)  in their  reasonable  opinion  deem  necessary  or  desirable to perfect and to maintain the perfection and priority of Buyer's interests in the  Receivables.  This  appointment  is coupled  with an  interest  and is irrevocable. From and after July 1, 2001: (A) NSI Georgia hereby authorizes
     Buyer (and the Agent,  as its assignee) to file  financing  statements  and other filing or recording  documents  with respect to the  Receivables  and
     Related  Security  (including any amendments  thereto,  or  continuation or
     termination   statements   thereof),   without  the   signature   or  other
     authorization of NSI Georgia, in such form and in such offices as Buyer (or any of  its  assigns)  reasonably  determines  appropriate  to  perfect  or maintain the  perfection  of the  ownership or security  interests of Buyer
     (and the Agent, as its assignee)  hereunder,  (B) NSI Georgia  acknowledges and  agrees  that it is not  authorized  to, and will not,  file  financing statements  or other  filing or  recording  documents  with  respect to the
     Receivables  or Related  Security  (including any  amendments  thereto,  or continuation or termination statements thereof),  without the express prior written approval by the Agent (as Buyer's assignee), consenting to the form and  substance  of such filing or recording  document,  and (C) NSI Georgia approves,  authorizes and ratifies any filings or recordings  made by or on behalf of the Agent (as Buyer's  assign) in connection  with the perfection of the  ownership or security  interests in favor of Buyer or the Agent (as
     Buyer's assign).

     Section 7.4  Confidentiality  of Fee Letter.  Each of NSI Georgia and Buyer
shall maintain and shall cause each of its  employees,  officers and advisers to maintain  the  confidentiality  of the Fee  Letter,  except  that  Buyer and its officers  and  employees  may  disclose  such  information  to Buyer's  external consultants,  accountants  and attorneys and as required by any applicable  law, rule, regulation, direction, request or order of any judicial, administrative or regulatory  authority or proceedings  (whether or not having the force or effect of law) or to the extent  necessary to enforce its rights under the  Transaction
Documents.

     Section 7.5 Bankruptcy Petition.

          (a) NSI Georgia and Buyer each hereby covenants and agrees that, prior to the date that is one year and one day after the  payment  in full of all outstanding  senior  indebtedness  of Blue  Ridge,  it will  not  institute against,  or join any other Person in instituting  against,  Blue Ridge any
     bankruptcy,   reorganization,   arrangement,   insolvency  or   liquidation
     proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          (b) NSI Georgia  covenants and agrees that,  prior to the date that is one  year  and one  day  after  the  payment  in  full  of all  outstanding obligations of Buyer under the Credit and Security  Agreement,  it will not institute against, or join any other Person in instituting  against,  Buyer

                                                                         Page 93
                                                               Exhibit 10(i)A(3)

     any  bankruptcy,  reorganization,  arrangement,  insolvency or  liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     Section 7.6  Limitation  of  Liability.  Except  with  respect to any claim arising out of the willful  misconduct or gross  negligence  of Blue Ridge,  the
Agent or any  Liquidity  Bank,  no claim may be made by NSI Georgia or any other
Person against Blue Ridge,  the Agent or any Liquidity Bank or their  respective
Affiliates, directors, officers, employees, attorneys or agents for any special, indirect,  consequential  or punitive damages in respect of any claim for breach of contract or any other  theory of  liability  arising out of or related to the transactions  contemplated  by this  Agreement,  or any act,  omission  or event occurring in connection therewith;  and NSI Georgia hereby waives, releases, and agrees not to sue upon any claim for any such  damages,  whether or not  accrued and whether or not known or suspected to exist in its favor.

     Section 7.7 CHOICE OF LAW.  THIS  AGREEMENT  SHALL BE A CONTRACT MADE UNDER
AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA  WITHOUT REGARD TO THE
CONFLICT OF LAW PRINCIPLES THEREOF EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER
JURISDICTION   GOVERN  THE   PERFECTION,   OR  THE  EFFECT  OF   PERFECTION   OR
NONPERFECTION,  OF THE OWNERSHIP  INTERESTS OR SECURITY INTERESTS OF NSI GEORGIA
OR ANY OF ITS ASSIGNS.

     Section 7.8 CONSENT TO  JURISDICTION.  EACH OF NSI GEORGIA AND BUYER HEREBY
IRREVOCABLY  SUBMITS TO THE  NON-EXCLUSIVE  JURISDICTION  OF ANY  UNITED  STATES
FEDERAL OR GEORGIA STATE COURT SITTING IN FULTON  COUNTY,  GEORGIA IN ANY ACTION
OR  PROCEEDING  ARISING  OUT OF OR  RELATING  TO  THIS  AGREEMENT  OR ANY  OTHER
TRANSACTION DOCUMENT AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF
SUCH  ACTION OR  PROCEEDING  MAY BE HEARD AND  DETERMINED  IN ANY SUCH COURT AND
IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF
ANY SUCH SUIT,  ACTION OR PROCEEDING  BROUGHT IN SUCH A COURT OR THAT SUCH COURT
IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR THE
AGENT,  AS ITS ASSIGNEE) TO BRING  PROCEEDINGS  AGAINST NSI  ENTERPRISES  IN THE
COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY NSI GEORGIA AGAINST
BUYER  (OR  ITS  ASSIGNS)  OR  ANY  AFFILIATE  THEREOF  INVOLVING,  DIRECTLY  OR
INDIRECTLY,  ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH
THIS  AGREEMENT  OR ANY  DOCUMENT  EXECUTED  BY NSI  GEORGIA  PURSUANT  TO  THIS
AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN FULTON COUNTY, GEORGIA.

     Section  7.9 WAIVER OF JURY  TRIAL.  TO THE  MAXIMUM  EXTENT  PERMITTED  BY
APPLICABLE  LAW,  EACH PARTY HERETO  HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL
PROCEEDING  INVOLVING,  DIRECTLY OR INDIRECTLY,  ANY MATTER (WHETHER SOUNDING IN

                                                                         Page 94
                                                               Exhibit 10(i)A(3)

TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED
WITH THIS  AGREEMENT,  ANY  DOCUMENT  EXECUTED BY NSI  GEORGIA  PURSUANT TO THIS
AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     Section 7.10 Integration; Binding Effect; Survival of Terms.

          (a) This  Agreement and each other  Transaction  Document  contain the final and  complete  integration  of all prior  expressions  by the parties hereto with respect to the subject  matter hereof and shall  constitute the entire  agreement  among the  parties  hereto  with  respect to the subject matter hereof superseding all prior oral or written understandings.

          (b) This  Agreement  shall be binding upon and inure to the benefit of
     NSI Georgia,  Buyer and their respective  successors and permitted  assigns
     (including  any trustee in  bankruptcy).  NSI Georgia may not assign any of its rights and  obligations  hereunder or any interest  herein  without the prior written consent of Buyer. Buyer may assign at any time its rights and obligations  hereunder and interests herein to any other Person without the consent  of NSI  Georgia.  Without  limiting  the  foregoing,  NSI  Georgia acknowledges that Buyer, pursuant to the Credit and Security Agreement, may assign to the Agent, for the benefit of the Lenders, its rights,  remedies, powers and privileges  hereunder and that the Agent may further assign such rights,  remedies,  powers and  privileges  to the extent  permitted in the
     Credit and Security  Agreement.  NSI Georgia agrees that the Agent,  as the assignee of Buyer,  shall,  subject to the terms of the Credit and Security
     Agreement,  have the  right  to  enforce  this  Agreement  and to  exercise
     directly  all  of  Buyer's   rights  and  remedies   under  this  Agreement
     (including,  without limitation, the right to give or withhold any consents or  approvals of Buyer to be given or withheld  hereunder)  and NSI Georgia agrees to cooperate fully with the Agent in the exercise of such rights and remedies.  This  Agreement  shall  create  and  constitute  the  continuing obligations  of the parties  hereto in accordance  with its terms and shall remain in full force and effect until  terminated  in  accordance  with its terms; provided,  however, that the rights and remedies with respect to (i)
     any breach of any  representation and warranty made by NSI Georgia pursuant to Article II; (ii) the  indemnification  and payment provisions of Article
     VI;  and (iii)  Section  7.5 shall be  continuing  and  shall  survive  any termination of this Agreement.

     Section 7.11 Counterparts; Severability; Section References. This Agreement
may be executed in any number of counterparts and by different parties hereto in separate  counterparts,  each of which when so executed shall be deemed to be an original and all of which when taken together shall  constitute one and the same
Agreement.   Any   provisions  of  this   Agreement   which  are  prohibited  or
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability  without  invalidating the

                                                                         Page 95
                                                               Exhibit 10(i)A(3)

remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render  unenforceable such provision in any other jurisdiction.  Unless otherwise expressly indicated, all references herein to  "Article,"  "Section,"  "Schedule"  or  "Exhibit"  shall mean  articles  and sections of, and schedules and exhibits to, this Agreement.

                            {signature pages follow}

                                                                         Page 96
                                                               Exhibit 10(i)A(3)

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                    National Service Industries, Inc., A GEORGIA CORPORATION

                    By:
                       -----------------------------------
                    Name:
                    Title:

                    Address:
                    National Service Industries, Inc.
                    NSI Center
                    1420 Peachtree Street
                    Atlanta, Georgia  30309

                    Attention: Treasurer

                    Fax No.:          (404) 853-1330
                    Telephone No.:    (404) 853-1368

                    NSI Funding, Inc., A DELAWARE CORPORATION

                    By:
                       -----------------------------------
                    Name:
                    Title:

                    Address:
                    NSI Funding, Inc.
                    NSI Center
                    1420 Peachtree Street, Suite 832
                    Atlanta, Georgia  30309

                    Attention:  General Counsel

                    Phone:   (404) 853-1440
                    Fax:     (404) 853-1015

                                                                         Page 97
                                                               Exhibit 10(i)A(3)

                                    Exhibit I

                                   Definitions
                                   -----------

     This is Exhibit I to the Agreement (as hereinafter defined). As used in the
Agreement and the Exhibits and  Schedules  thereto,  capitalized  terms have the meanings set forth in this Exhibit I (such meanings to be equally  applicable to the singular and plural forms  thereof).  If a  capitalized  term is used in the
Agreement,  or any Exhibit or Schedule  thereto,  and is not  otherwise  defined therein or in this Exhibit I, such term shall have the meaning  assigned thereto in Exhibit I to the Credit and Security Agreement (hereinafter defined).

          "Additional Receivable" has the meaning set forth in Section 1.2(a) of the Agreement.

          "Agent" has the meaning set forth in the Preliminary Statements to the
     Agreement.

          "Agreement"  means the Receivables  Sale and  Contribution  Agreement, dated as of April 27, 2001,  between NSI Georgia and Buyer, as the same may be amended, restated or otherwise modified.

          "Blue Ridge" has the meaning set forth in the  Preliminary  Statements to the Agreement.

          "Buyer" has the meaning set forth in the preamble to the Agreement.

          "Capital  Leases" means leases which are required to be capitalized in accordance with GAAP.

          "Change of Control"  means (a) the Parent  ceases to own,  directly or indirectly, 100% of the outstanding voting stock of each of the Originators and Buyer,  or (b) (i) any Person or two or more Persons  acting in concert shall have acquired after the Closing Date beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange  Commission  under the
     Securities  Exchange Act of 1934) of 30% or more of the outstanding  shares of the voting stock of the Parent;  or (ii) the individuals  who, as of the
     Closing Date, are members of the Board of the Parent (the "Incumbent Board"
     ) cease for any reason  thereafter  to  constitute  at least 66-2/3% of the
     Board of the Parent; provided, however, that if the election, or nomination for election by the Parent's stockholders, of any new director was approved by a vote of at least  66-2/3% of the  Incumbent  Board,  such new director shall,  for purposes of this  definition,  be considered as a member of the
     Incumbent Board.

          "Consolidated  Debt"  means at any date the Debt of the Parent and its
     Consolidated  Subsidiaries,  determined on a consolidated  basis as of such date.

          "Consolidated  Operating Profits" means, for any period, the Operating
     Profits of the Parent and its Consolidated Subsidiaries.

                                                                         Page 98
                                                               Exhibit 10(i)A(3)

          "Consolidated  Subsidiary"  means at any date any  Subsidiary or other
     entity  the  accounts  of  which,  in  accordance   with  GAAP,   would  be
     consolidated  with  those  of  the  Parent  in its  consolidated  financial statements as of such date.

          "Consolidated  Total Assets"  means,  at any time, the total assets of the Parent and its Consolidated Subsidiaries,  determined on a consolidated basis,  as set forth or reflected on the most recent  consolidated  balance sheet  of  the  Parent  and  its  Consolidated  Subsidiaries,  prepared  in accordance with GAAP.

          "Contract"  means,  with  respect  to  any  Receivable,  any  and  all instruments,  agreements, invoices or other writings pursuant to which such
     Receivable arises or which evidences such Receivable.

          "Controlled  Group"  means  all  members  of  a  controlled  group  of corporations  and all trades or  businesses  (whether or not  incorporated)
     under common  control  which,  together  with the Parent,  are treated as a single employer under Section 414 of the Tax Code.

          "Credit  and  Collection   Policy"  means  NSI  Georgia's  credit  and
     collection  policies and practices  relating to Contracts  and  Receivables existing on the date hereof and  summarized  in Exhibit V, as modified from time to time in accordance with the Agreement.

          "Credit  and  Security  Agreement"  has the  meaning  set forth in the
     Preliminary Statements to the Agreement.

          "Debt" of any Person means at any date, without  duplication,  (i) all obligations of such Person for borrowed money, (ii) all obligations of such
     Person evidenced by bonds, debentures,  notes or other similar instruments,
     (iii) all obligations of such Person to pay the deferred  purchase price of property or services, except trade accounts payable arising in the ordinary course of  business,  (iv) all  obligations  of such Person as lessee under
     Capital Leases, (v) all obligations of such Person to reimburse any bank or other  Person in respect of amounts  payable  under a banker's  acceptance,
     (vi) all  Redeemable  Preferred  Stock of such  Person  (in the event  such
     Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other  Person in respect of amounts  paid or to be paid under a letter of credit or similar  instrument,  (viii) all Debt of others secured by a Lien on any asset of such Person,  whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person.

          "Default  Fee" means a per annum rate of interest  equal to the sum of
     (i) the Prime Rate, plus (ii) 2% per annum.

          "Discount Factor" means a percentage  calculated to provide Buyer with a  reasonable  profit on its  investment  in the  Receivables  after taking account of (i) the time value of money based upon the anticipated  dates of collection  of the  Receivables  and the  cost to Buyer  of  financing  its investment  in the  Receivables  during  such  period,  (ii)  the  risk  of nonpayment by the Obligors,  and (iii) the cost of compensating  someone to service  and  collect  the  Receivables  for Buyer and the Agent,  as their interests may appear.  NSI Georgia and Buyer may agree from time to time to change  the  Discount  Factor  based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Discount

                                                                         Page 99
                                                               Exhibit 10(i)A(3)

     Factor  shall take effect as of the  commencement  of a month,  shall apply only  prospectively  and shall not affect the Purchase  Price  payment made prior to the month  during  which NSI  Georgia and Buyer agree to make such change.

          "ERISA" means the Employee  Retirement Income Security Act of 1974, as
     amended  from time to time,  or any  successor  law.  Any  reference to any provision of ERISA shall also be deemed to be a reference to any  successor provision or provisions thereof.

          "Executive   Officer"  means  any  of  the  chief  executive  officer,
     president, executive vice president or senior vice president of the Parent.

          "Existing  Receivables"  means  all  Receivables  existing  as of  the
     Initial Cutoff Date.

          "Fiscal Quarter" means any fiscal quarter of the Parent.

          "Fiscal Year" means any fiscal year of the Parent.

          "First-Step  Sale  Agreement"  means  that  certain  Receivables  Sale
     Agreement  dated as of May 2, 2001 between NSI Enterprises and NSI Georgia, as amended, supplemented or restated from time to time.

          "GAAP" means generally  accepted  accounting  principles  applied on a basis consistent with those which are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

          "Guarantee"  by  any  Person  means  any  obligation,   contingent  or
     otherwise,  of such Person directly or indirectly  guaranteeing any Debt or other  obligation of any other Person and,  without limiting the generality of the  foregoing,  any  obligation,  direct  or  indirect,  contingent  or otherwise,  of such  Person (i) to secure,  purchase  or pay (or advance or supply funds for the purchase or payment of) such Debt or other  obligation
     (whether  arising by virtue of  partnership  arrangements,  by agreement to keep-well,  to purchase assets,  goods,  securities or services, to provide collateral  security,  to take-or-pay,  or to maintain financial  statement conditions  or  otherwise) or (ii) entered into for the purpose of assuring in any other  manner the  obligee of such Debt or other  obligation  of the payment  thereof or to protect such obligee against loss in respect thereof
     (in whole or in part),  provided that the term Guarantee  shall not include endorsements  for collection or deposit in the ordinary course of business.
     The term "Guarantee" used as a verb has a corresponding meaning.

          "Initial Contributed Receivables" has the meaning set forth in Section
     1.1 of this Agreement.

          "Initial Cutoff Date" means the Business Day immediately  prior to the date of this Agreement.

                                                                        Page 100
                                                               Exhibit 10(i)A(3)

          "Lien" means, with respect to any asset, any mortgage,  deed to secure debt, deed of trust, lien,  pledge,  charge,  security  interest,  security
     title,   preferential   arrangement  which  has  the  practical  effect  of
     constituting  a  security  interest  or  encumbrance,   or  encumbrance  or
     servitude of any kind in respect of such asset to secure or assure  payment of a Debt or a Guarantee,  whether by consensual  agreement or by operation of statute or other law, or by any agreement,  contingent or otherwise,  to provide any of the foregoing.  For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds  subject to the interest of a vendor or lessor under any  conditional sale agreement,  Capital Lease or other title retention  agreement relating to such asset.

          "Material  Adverse Effect" means a material  adverse effect on (i) the financial condition or operations of the Parent and its Subsidiaries (taken as a whole),  (ii) the ability of NSI  Georgia to perform  its  obligations under the Agreement or any other Transaction Document,  (iii) the legality, validity  or  enforceability  of the  Agreement  or any  other  Transaction
     Document, (iv) NSI Georgia's, Buyer's, the Agent's or any Lender's interest in  the  Receivables  generally  or  in  any  significant  portion  of  the
     Receivables,  the Related Security or Collections with respect thereto,  or
     (v) the  collectibility  of the  Receivables  generally  or of any material portion of the Receivables.

          "Material  Subsidiary"  means (i) each  Originator  and Buyer and (ii)
     each other Consolidated Subsidiary, now existing or hereinafter established or acquired, that at any time prior to the payment in full of all Aggregate
     Unpaids under the Credit and Security  Agreement either (x) has or acquires total  assets in excess of 10% of  Consolidated  Total Assets at the end of the  most  recent  Fiscal  Quarter,  or (y)  contributed  more  than 10% of
     Consolidated  Operating  Profits for the 4 most recent Fiscal Quarters then ended (or, with respect to any Subsidiary which existed during the entire 4
     Fiscal  Quarter  period but was acquired by the Parent  during such period, which  would  have  contributed  more  than 10% of  Consolidated  Operating
     Profits for such period had it been a Subsidiary for the entire period,  as determined on a pro forma basis in accordance with GAAP).

          "Moody's" means Moody's Investor Service, Inc.

          "Multiemployer  Plan"  shall  have the  meaning  set forth in  Section
     4001(a)(3) of ERISA.

          "Net  Income"  means,  as applied to any  Person for any  period,  the aggregate  amount  of net  income of such  Person,  after  taxes,  for such period, as determined in accordance with GAAP.

          "Net Worth" means as of the last Business Day of each month  preceding any  date  of  determination,  the  excess,  if any,  of (a) the  aggregate
     Outstanding  Balance of the  Receivables at such time,  over (b) the sum of
     (i) the Aggregate  Invested Amount  outstanding at such time, plus (ii) the aggregate  outstanding  principal balance of the Subordinated Loans at such time  (including any  Subordinated  Loan proposed to be made on the date of determination).

                                                                        Page 101
                                                               Exhibit 10(i)A(3)

          "NSI   Enterprises"   means  NSI   Enterprises,   Inc.,  a  California
     corporation, and its successors and permitted assigns.

          "NSI  Georgia"  has the  meaning  set  forth  in the  preamble  to the
     Agreement,  and such  term  shall  include  such  Person's  successors  and permitted assigns.

          "Operating  Profits"  means,  as applied to any Person for any period, the sum of (i) net  revenues,  less (ii) cost of goods and  services  sold, less (iii) operating expenses (including  depreciation and amortization) of such Person for such period, as determined in accordance with GAAP.

          "Organizational  Documents"  means, for any Person,  the documents for its formation and organization,  which, for example,  (a) for a corporation are  its  corporate  charter  and  bylaws,  (b) for a  partnership  are its certificate of partnership (if applicable) and partnership  agreement,  (c)
     for a  limited  liability  company  are its  certificate  of  formation  or organization and its operating  agreement,  regulations or the like and (d)
     for a trust is the trust  agreement,  declaration  of trust,  indenture  or bylaws under which it is created.

          "Original  Balance" means,  with respect to any Receivable coming into existence  after the Initial Cutoff Date, the  Outstanding  Balance of such
     Receivable on the date it was created.

          "Originator" means NSI Enterprises in its capacity as the seller under the First-Step  Sale Agreement or NSI Georgia in its capacity as the seller under this Agreement.

          "Outstanding  Balance"  of any  Receivable  at any time means the then outstanding principal balance thereof.

          "Parent"  means  National   Service   Industries,   Inc.,  a  Delaware
     corporation, and its successors and permitted assigns.

          "PBGC" means the Pension  Benefit  Guaranty  Corporation or any entity succeeding to any or all of its functions under ERISA.

          "Permitted Encumbrances" shall mean the following: (a) Liens for taxes or assessments or other governmental  charges not yet due and payable;  and
     (b) Liens created by the Transaction Documents.

          "Person" means an individual, a corporation,  a partnership, a limited liability  company,  an  unincorporated  association,  a trust or any other entity or  organization,  including,  but not limited to, a  government  or political subdivision or an agency or instrumentality thereof.

          "Plan"  means at any time an employee  pension  benefit  plan which is covered by Title IV of ERISA or subject to the  minimum  funding  standards under Section 412 of the Tax Code and is either (i)  maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii)  maintained  pursuant to a collective  bargaining  agreement or any

                                                                        Page 102
                                                               Exhibit 10(i)A(3)

     other  arrangement  under which more than one employer makes  contributions and to which a member of the Controlled Group is then making or accruing an obligation to make  contributions  or has within the preceding 5 plan years made contributions.

          "Proprietary  Information" means all information about the Performance
     Guarantor or any of its Subsidiaries  which has been furnished to the Agent or any Lender by or on behalf of the  Performance  Guarantor  or any of its
     Subsidiaries  before or after the date  hereof or which is  obtained by any
     Lender or the Agent in the course of any Review  made  pursuant  to Section
     7.1(d) of the Credit and Security Agreement;  provided,  however,  that the term "Proprietary Information" does not include information which (x) is or becomes  publicly  available (other than as a result of a breach of Section
     14.5  of  the  Credit  and  Security  Agreement),  (y) is  possessed  by or available to the Agent or any Lender on a  non-confidential  basis prior to its disclosure to the Agent or such Lender by Borrower or Subsidiary or (z)
     becomes  available to the Agent or any Lender on a  non-confidential  basis from a Person which,  to the knowledge of the Agent or such Lender,  as the case  may  be,  is  not  bound  by a  confidentiality  agreement  with  the
     Performance  Guarantor  or  any of its  Subsidiaries  and is not  otherwise prohibited from  transmitting such information to the Agent or such Lender.
     In  the  event  the  Agent  or any  Lender  is  required  to  disclose  any
     Proprietary  Information  by virtue of clause  (ii) (but only if and to the extent such disclosure has not been sought by the Agent or any Lender,  and if  neither  the  Performance  Guarantor  nor  Borrower  is a party to such litigation),  (iv) or (v) above, to the extent such Lender or the Agent (as the case may be)  determines in good faith that it is permissible by law so to do, it shall promptly notify the Performance  Guarantor of same so as to allow the  Performance  Guarantor or its  Subsidiaries to seek a protective order or to take other appropriate action;  provided,  however, neither any
     Lender  nor the  Agent  shall  be  required  to delay  compliance  with any directive to disclose any such  information so as to allow the  Performance
     Guarantor or any of Subsidiaries to effect any such action.

          "Purchase"  means  a  purchase  pursuant  to  Section  1.2(a)  of  the
     Agreement  by Buyer from NSI  Georgia  of  Additional  Receivables  and the
     Related Security and Collections related thereto, together with all related rights in connection therewith.

          "Purchase  Price" means,  with respect to the Purchase,  the aggregate price to be paid by Buyer to NSI  Georgia for such  Purchase in  accordance with Section 1.3 of the  Agreement  for the  Receivables,  Collections  and
     Related  Security being sold to Buyer,  which price shall equal on any date
     (i) the product of (x) the Outstanding  Balance of such Receivables on such date,  multiplied  by (y) one minus the  Discount  Factor in effect on such date,  minus (ii) any  Purchase  Price  Credits to be credited  against the
     Purchase  Price  otherwise  payable in  accordance  with Section 1.4 of the
     Agreement.

          "Purchase  Price  Credit"  has the meaning set forth in Section 1.4 of the Agreement.

          "Purchase  Report" has the meaning set forth in Section  1.2(b) of the
     Agreement.

          "Receivable"  means (a) any  "Receivable"  under and as defined in the
     First-Step  Sale  Agreement  which is conveyed to NSI Georgia in accordance with the terms thereof,  or (b) all indebtedness and other obligations owed

                                                                        Page 103
                                                               Exhibit 10(i)A(3)

     to NSI Georgia  (at the times it arises,  and before  giving  effect to any transfer or conveyance under the Agreement), including, without limitation, any indebtedness,  obligation or interest constituting an account,  chattel paper,  instrument or general  intangible,  arising in connection  with the sale  of  goods  or the  rendering  of  services  by  any of NSI  Georgia's
     "Lithonia  Lighting"  and "NSI  Chemicals  Group"  divisions,  and  further includes,  without  limitation,  the obligation to pay any Finance  Charges with  respect  thereto  (except that for  purposes of this  definition  NSI
     Georgia's "Selig  Chemical"  operations shall not be considered part of its
     "NSI  Chemical  Group"  division  unless and until (i) the  Obligors on the
     Receivables  originated by NSI Georgia's  "Selig  Chemical"  operations are instructed  to pay  all  Collections  on  such  Receivables  directly  to a
     Lock-Box or  Collection  Account in accordance  with Section  8.2(b) of the
     Credit and Security Agreement and (ii) the Agent has expressly consented in writing to such operations  becoming a part of the "NSI Chemical Group" for purposes of this definition). Indebtedness and other rights and obligations
     arising  from  any  one   transaction,   including,   without   limitation,
     indebtedness and other rights and obligations  represented by an individual
     invoice,   shall  constitute  a  Receivable   separate  from  a  Receivable
     consisting of the  indebtedness  and other rights and  obligations  arising from any  other  transaction;  provided,  further,  that any  indebtedness, rights or obligations  referred to in the  immediately  preceding  sentence shall be a  Receivable  regardless  or whether  the  Obligor or NSI Georgia treats  such  indebtedness,  rights or  obligations  as a separate  payment obligation.

          "Records"  means,  with respect to any  Receivable,  all Contracts and other documents,  books, records and other information (including,  without limitation,  computer programs,  tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable,  any
     Related Security therefor and the related Obligor.

          "Redeemable  Preferred  Stock" of any Person means any preferred stock issued by such Person  which is at any time prior to the  Termination  Date either (i)  mandatorily  redeemable  (by  required  sinking fund or similar payments  or  otherwise)  or (ii)  redeemable  at the  option of the holder thereof.

          "Related Security" means, with respect to any Receivable:

               (i) all of the applicable  Originator's interest in the inventory and goods (including  returned or repossessed  inventory or goods), if any,  the  sale,  financing  or  lease  of  which  by  the  applicable
          Originator gave rise to such Receivable,  and all insurance  contracts with respect thereto,

               (ii) all other security  interests or liens and property  subject thereto from time to time,  if any,  purporting  to secure  payment of such  Receivable,  whether  pursuant to the  Contract  related to such
          Receivable or otherwise,  together with all financing  statements  and
          security   agreements   describing   any   collateral   securing  such
          Receivable,

               (iii) all  guaranties,  letters  of credit,  insurance  and other agreements or  arrangements  of whatever  character  from time to time supporting or securing payment of such Receivable  whether pursuant to

                                                                        Page 104
                                                               Exhibit 10(i)A(3)

          the Contract related to such Receivable or otherwise,

               (iv) all service  contracts and other  contracts  and  agreements associated with such Receivable,

               (v) all Records related to such Receivable,

               (vi) all of NSI  Georgia's  right,  title  and  interest  in each
          Lock-Box and each Collection Account,

               (vii)  all  of NSI  Georgia's  interest  in,  to  and  under  the
          First-Step Sale Agreement, and

               (viii) all proceeds of any of the foregoing.

               "Reportable  Event"  means any of the events set forth in Section
          4043(c) of ERISA or the  regulations  thereunder,  other than any such event for which the 30-day  notice  requirement  under  ERISA has been waived in regulations issued by the PBGC.

               "Required Capital Amount" means, as of any date of determination, an amount equal to the greater of (a) 3% of the Borrowing  Limit under the  Credit and  Security  Agreement,  and (b) the  product of (i) 1.5 times the  product of the  Default  Ratio  times the  Default  Horizon
          Ratio, each as determined from the most recent Monthly Report received from the Servicer  under the Credit and Security  Agreement,  and (ii)
          the  Outstanding  Balance  of all  Receivables  as of  such  date,  as determined  from the most  recent  Monthly  Report  received  from the
          Servicer under the Credit and Security Agreement.

               "Responsible  Officer" means any Executive Officer as well as any other  officer  of the  Parent who is  primarily  responsible  for the administration  of the  transactions  contemplated  by the Transaction
          Documents.

               "S&P" means  Standard & Poor's  Ratings  Group, a division of The
          McGraw-Hill Companies, Inc.

               "Settlement  Date"  has the  meaning  given  to that  term in the
          Credit and Security Agreement.

               "Stockholders'  Equity"  means,  at any time,  the  shareholders'
          equity of the Parent and its Consolidated  Subsidiaries,  as set forth or  reflected  on the most recent  consolidated  balance  sheet of the
          Parent and its Consolidated  Subsidiaries  prepared in accordance with
          GAAP,  but excluding any Redeemable  Preferred  Stock of the Parent or any of its Consolidated Subsidiaries.

               "Subordinated Loan" has the meaning set forth in clause second of
          Section 1.3(a) of the Agreement.

                                                                        Page 105
                                                               Exhibit 10(i)A(3)

               "Subordinated  Note" means a promissory note in substantially the form of Exhibit VI hereto as more fully  described  in Section  1.3 of the Agreement, as the same may be amended,  restated,  supplemented or otherwise modified from time to time.

               "Subsidiary"  means, with respect to any Person,  any corporation or other  entity  of which  securities  or other  ownership  interests having  ordinary  voting  power to elect a  majority  of the  board of directors or other  persons  performing  similar  functions are at the time directly or indirectly owned by such Person.

               "Tax Code" means the Internal  Revenue Code of 1986,  as the same may be amended from time to time.

               "Termination  Date"  means  the  earliest  to  occur  of (i)  the
          Termination Date (as defined in the First-Step Sale  Agreement),  (ii)
          the Facility  Termination  Date (as defined in the Credit and Security
          Agreement), (iii) the Business Day immediately prior to the occurrence of a Termination Event set forth in Section 5.1(d),  (iv) the Business
          Day specified in a written notice from Buyer to NSI Georgia  following the occurrence and during the  continuation  of any other  Termination
          Event,  and (v) the  date  which is 10  Business  Days  after  Buyer's receipt of written notice from NSI Georgia that it wishes to terminate the facility evidenced by this Agreement.

               "Termination  Event" has the  meaning set forth in Section 5.1 of the Agreement.

               "Transaction Documents" means, collectively,  this Agreement, the
          First-Step Sale  Agreement,  each Collection  Account  Agreement,  the
          Subordinated  Note, the Credit and Security  Agreement,  and all other instruments,  documents  and  agreements  executed  and  delivered  in connection herewith.

               "UCC" means the  Uniform  Commercial  Code as the same may,  from time to time,  be  enacted  and in  effect  in the  State of  Georgia;
          provided, that in the event that, by reason of mandatory provisions of law,  any or all of the  attachment,  perfection  or  priority  of, or remedies  with  respect to,  Buyer's  interest in the  Receivables  is governed by the Uniform  Commercial Code as enacted and in effect in a jurisdiction  other than the State of  Georgia,  the term "UCC"  shall mean the  Uniform  Commercial  Code as  enacted  and in effect in such other  jurisdiction  solely for  purposes  of the  provisions  thereof relating to such attachment,  perfection, priority or remedies and for purposes of definitions related to such provisions

               "Unmatured  Termination  Event"  means an event  which,  with the passage of time or the giving of notice,  or both,  would constitute a
          Termination Event.

     All accounting terms not specifically  defined herein shall be construed in accordance  with  GAAP.  All terms  used in Article 9 of the UCC in the State of
Georgia, and not specifically defined herein, are used herein as defined in such
Article 9.

                                                                        Page 106
                                                               Exhibit 10(i)A(3)

                                   Exhibit II
                                   ----------

                    Places of Business; Locations of Records;
                    -----------------------------------------
             Federal Employer Identification Number(s); Other Names
             ------------------------------------------------------

Places of Business:

         1420 Peachtree Street
         Atlanta, Georgia  30309

Locations of Records:

         1420 Peachtree Street
         Atlanta, Georgia  30309

         One Lithonia Way
         Conyers, Georgia  30012

         Highway 41 North
         Emerson, Georgia  30137

         1310 Seaboard Industrial Blvd.
         Atlanta, Georgia  30318

Federal Employer Identification Number:     58-2227507

Legal, Trade and Assumed Names:  [see next page]

                                                                        Page 107
                                                               Exhibit 10(i)A(3)

Legal, Trade and Assumed Names:

Atlantic Envelope Company                  Lakeland Linen
Atenco Filing Systems                      Orlando Linen
Lyon Folder Company                        Pensacola Linen
Stumb Metal Products                       Sarasota Linen
Techno-Aide Products                       St Petersburg Linen
Enforcer Products                          Upton's Healthcare
Lithonia Lighting                          Tropical Linen Service
Major Reflector                            Texarkana Uniform & Linen Supply
Holophane                                  Ouachachita Uniform & Linen Supply
Metal Optics                               Franklin Laundry, Dust Tex Services
Austin Lighting Products                   N-Pac
Antique Street Lamps                       Dixie Dust Control
National Linen Service                     Spauldings
National Uniform Service                   Selig Chemical Industries
National Healthcare Linen Service          Selig Industries
National Dust Control Service              Zep Manufacturing Company
Arkansas Linen & Uniform
F & F Dust Control
Dickies
Jacksonville Linen

                                                                        Page 108
                                                               Exhibit 10(i)A(3)

                                   Exhibit III
                                   -----------

           NAMES OF COLLECTION BANKS; LOCK-BOXES & COLLECTION ACCOUNTS

            LOCK-BOX                           RELATED COLLECTION ACCOUNT
            --------                           --------------------------
                             Name of Current Account Holder:  Enforcer Products, a division of NSI GA
P.O. Box 945786                              Account Number:  Lockbox #945786, DDA #13245324
Atlanta, GA                                       Bank Name:  Wachovia Bank of Georgia
30392-5786                                       ABA Number:  061000010
                                             Contact Person:  Shari Hall
                                              Contact's Tel:  404-332-5319
                                              Contact's Fax:  404-332-5016
--------------------------------- ------------------------------------------------ ----------------------
                             Name of Current Account Holder:  Zep Chemicals, a division of NSI GA
                                             Account Number:  13021386
              n/a                                 Bank Name:  Wachovia Bank of Georgia
                                                 ABA Number:  061000010
                                             Contact Person:  Shari Hall
                                              Contact's Tel:  404-332-5319
                                              Contact's Fax:  404-332-5016
--------------------------------- ------------------------------------------------ ----------------------
                             Name of Current Account Holder:  Zep Chemicals, a division of NSI GA
                                             Account Number:  18646071
                                                  Bank Name:  Wachovia Bank of Georgia
              n/a                                ABA Number:  061000010
                                             Contact Person:  Shari Hall
                                              Contact's Tel:  404-332-5319
                                              Contact's Fax:  404-332-5016
--------------------------------- ------------------------------------------------ ----------------------
                             Name of Current Account Holder:  Lithonia Lighting, a division of NSI GA
P.O. Box 100863                              Account Number:  Lockbox #100863, DDA#3750249781
Atlanta, GA 30384                                 Bank Name:  Bank of America
                                                 ABA Number:  111000012
                                             Contact Person:  Debbie Hembree
                                              Contact's Tel:  404-607-2851
                                              Contact's Fax:  404-532-2943
--------------------------------- ------------------------------------------------ ----------------------
                             Name of Current Account Holder:  Lithonia Lighting, a division of NSI
P.O. Box 360305                              Account Number:  DDA#1911121
Pittsburgh, PA 15251                              Bank Name:  Mellon Bank, Pittsburgh PA
                                                 ABA Number:  043000261
Dept. LA 21025                               Contact Person:  Patti Sostaric
Pasadena, CA 91185-1025                       Contact's Tel:  412-234-6626
                                              Contact's Fax:  412-209-6082
--------------------------------- ------------------------------------------------ ----------------------

                                                                        Page 109
                                                               Exhibit 10(i)A(3)

P.O. Box 530737              Name of Current Account Holder:  NSI Chemicals (Zep), a division of NSI, GA
Atlanta, GA 30353-0737                       Account Number:  0373309
                                                  Bank Name:  Mellon Bank, Pittsburgh PA
Dept. CH10697                                    ABA Number:  043000261
Palatine, IL 60055-0697                      Contact Person:  Patti Sostaric
                                              Contact's Tel:  412-234-6626
Dept. LA21294                                 Contact's Fax:  412-209-6082
Pasadena, CA 91185-1294

Dept. 0905
P.O. Box 120001
Dallas, TX 75312-0905

Box 382012
Pittsburgh, PA 15250-8012

Box 382156
Pittsburgh, PA 15250-8156

--------------------------------- ------------------------------------------------ -------------------------------------------------------

                                                                        Page 110
                                                               Exhibit 10(i)A(3)

                                   Exhibit IV
                                   ----------

                         Form of Compliance Certificate
                         ------------------------------

     This  Compliance   Certificate  is  furnished   pursuant  to  that  certain
Receivables  Sale  and  Contribution  Agreement  dated  as of May 2,  2001  (the
"Agreement")  between National Service  Industries,  Inc., a Georgia corporation
("NSI  Georgia"),  and NSI  Funding,  Inc.,  a Delaware  corporation  ("Buyer").
Capitalized  terms  used and not  otherwise  defined  herein  are used  with the meanings attributed thereto in the Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES,  IN HIS OR HER REPRESENTATIVE CAPACITY ON
BEHALF OF THE PARENT, THAT:

     1. I am the duly elected  ______________  of National  Service  Industries,
Inc., a Delaware corporation (the "Parent").

     2. I have  reviewed  the terms of the  Agreement  and I have made,  or have caused to be made under my supervision,  a detailed  review of the  transactions and  conditions  of the  Parent  and its  Consolidated  Subsidiaries  during the accounting period covered by the attached financial statements.

     3. The examinations  described in paragraph 2 did not disclose,  and I have no knowledge  of, the  existence of any  condition or event which  constitutes a
Termination  Event or an  Unmatured  Termination  Event,  as each  such  term is defined  under  the  Agreement,  during or at the end of the  accounting  period covered  by  the  attached  financial  statements  or as of  the  date  of  this
Certificate[, except as set forth below].

     [4. Described below are the exceptions,  if any, to paragraph 3 by listing, in detail,  the nature of the condition or event, the period during which it has existed  and the action  which the Parent has taken,  is taking,  or proposes to
take     with     respect     to    each     such     condition     or    event:
-------------------------------].

     The foregoing  certifications,  together with the computations set forth in
Schedule I hereto and the financial  statements  delivered with this Certificate in support hereof,  are made and delivered in the  undersigned's  representative capacity  on behalf of the  Parent,  all as of this ____ day of  ______________,
200_.

                                     ------------------------------
                                               [Name]

                                                                        Page 111
                                                               Exhibit 10(i)A(3)

                                    Exhibit V
                                    ---------

                          Credit and Collection Policy
                          ----------------------------

                                 [see attached]

                                                                        Page 112
                                                               Exhibit 10(i)A(3)

                                   Exhibit VI
                                   ----------

                            Form of Subordinated Note
                            -------------------------

                               SUBORDINATED NOTE
                                                                     May 2, 2001

     1. Note. FOR VALUE RECEIVED, the undersigned, NSI Funding, Inc., a Delaware corporation  ("SPV"),  hereby  unconditionally  promises  to pay to the order of
National Service  Industries,  Inc., a Georgia  corporation ("NSI Georgia"),  in lawful money of the United States of America and in immediately available funds, on or before the date following the  Termination  Date which is one year and one day after the date on which (i) the Outstanding  Balance of all Receivables sold under the "Sale  Agreement"  referred to below has been reduced to zero and (ii)
NSI Georgia has paid to Buyer all  indemnities,  adjustments  and other  amounts which may be owed  thereunder in connection  with the Purchases  thereunder (the
"Collection  Date"),  the  aggregate  unpaid  principal sum  outstanding  of all
"Subordinated  Loans" made from time to time by NSI  Georgia to SPV  pursuant to and  in  accordance  with  the  terms  of  that  certain  Receivables  Sale  and
Contribution  Agreement  dated as of May 2, 2001 between NSI Georgia and SPV (as amended,  restated,  supplemented  or otherwise  modified from time to time, the
"Sale Agreement"). Reference to Section 1.3 of the Sale Agreement is hereby made for a statement  of the terms and  conditions  under  which the loans  evidenced hereby  have been and will be made.  All terms  which are  capitalized  and used herein and which are not otherwise  specifically  defined  herein shall have the meanings ascribed to such terms in the Sale Agreement.

     2. Interest. SPV further promises to pay interest on the outstanding unpaid principal  amount  hereof from the date hereof until payment in full hereof at a rate equal to the 1-month LIBOR rate published in The Wall Street Journal on the first  Business Day of each month (or portion  thereof)  during the term of this
Subordinated  Note,  computed  for  actual  days  elapsed on the basis of a year consisting  of 360 days and  changing  on the first  business  day of each month hereafter ("LIBOR"); provided, however, that if SPV shall default in the payment of any principal  hereof,  SPV promises to pay, on demand,  interest at the rate equal to LIBOR plus 2.00% per annum on any such  unpaid  amounts,  from the date such payment is due to the date of actual payment.  Interest shall be payable on the first Business Day of each month in arrears; provided, however, that SPV may elect on the date any  interest  payment is due  hereunder to defer such payment and upon such  election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Note. The outstanding  principal of any loan made  under  this  Subordinated  Note  shall be due and  payable on the
Collection  Date and may be repaid or  prepaid  at any time  without  premium or penalty.

     3.  Principal  Payments.  NSI Georgia is authorized  and directed by SPV to enter on the grid attached hereto,  or, at its option, in its books and records, the  date  and  amount  of each  loan  made by it  which  is  evidenced  by this
Subordinated  Note and the amount of each payment of principal  made by SPV, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of NSI

                                                                        Page 113
                                                               Exhibit 10(i)A(3)

Georgia  to make any such  entry or any error  therein  shall  expand,  limit or affect the obligations of SPV hereunder.

     4.  Subordination.  NSI Georgia  shall have the right to  receive,  and SPV shall make,  any and all  payments  and  prepayments  relating to the loans made under this  Subordinated  Note,  provided that,  after giving effect to any such payment or prepayment, the aggregate Outstanding Balance of Receivables (as each such term is defined in the Credit and Security Agreement  hereinafter  referred
to) owned by SPV at such time exceeds the sum of (a) the  Aggregate  Unpaids (as defined in the Credit and Security Agreement) outstanding at such time under the
Credit and Security  Agreement,  plus (b) the  aggregate  outstanding  principal balance of all loans  made under this  Subordinated  Note.  NSI  Georgia  hereby agrees that at any time during which the  conditions set forth in the proviso of the immediately preceding sentence shall not be satisfied,  NSI Georgia shall be subordinate  in right of payment to the prior  payment  of any  indebtedness  or obligation of SPV owing to the Agent or any Lender under that certain Credit and
Security  Agreement  dated as of May 2, 2001 by and among SPV, as Borrower,  NSI
Georgia, as initial Servicer, various "Lenders" from time to time party thereto, and Wachovia Bank, N.A., as the "Agent" (as amended,  restated,  supplemented or otherwise modified from time to time, the "Credit and Security Agreement").  The subordination provisions contained herein are for the direct benefit of, and may be  enforced  by,  the  Agent and the  Lenders  and/or  any of their  respective assignees  (collectively,  the "Senior Claimants") under the Credit and Security
Agreement.  Until the date on which the "Aggregate  Invested Amount" outstanding under the Credit and  Security  Agreement  has been repaid in full and all other obligations  of SPV and/or the  Servicer  thereunder  and under the "Fee Letter"
referenced therein (all such obligations, collectively, the "Senior Claim") have been  indefeasibly  paid and satisfied in full,  NSI Georgia shall not institute against SPV any  proceeding of the type  described in Section 5.1(d) of the Sale
Agreement unless and until the Collection Date has occurred. Should any payment, distribution  or  security  or  proceeds  thereof be  received by NSI Georgia in violation  of this  Section 4, NSI  Georgia  agrees that such  payment  shall be segregated,  received and held in trust for the benefit of, and deemed to be the property of, and shall be  immediately  paid over and delivered to the Agent for the benefit of the Senior Claimants.

     5.  Bankruptcy;  Insolvency.  Upon the  occurrence of any proceeding of the type described in Section 5.1(d) of the Sale Agreement  involving SPV as debtor, then and in any such event the Senior Claimants shall receive payment in full of all  amounts  due or to become due on or in respect  of the  Aggregate  Invested
Amount and the Senior Claim (including  "Yield" as defined and as accruing under the Credit and Security Agreement after the commencement of any such proceeding, whether  or not any or all of such  Yield  is an  allowable  claim  in any  such proceeding) before NSI Georgia is entitled to receive payment on account of this
Subordinated Note, and to that end, any payment or distribution of assets of SPV of any kind or character,  whether in cash, securities or other property, in any applicable  insolvency  proceeding,  which  would  otherwise  be  payable  to or deliverable  upon  or  with  respect  to  any  or all  indebtedness  under  this
Subordinated  Note, is hereby  assigned to and shall be paid or delivered by the
Person  making such  payment or  delivery  (whether a trustee in  bankruptcy,  a receiver,  custodian or liquidating  trustee or otherwise) directly to the Agent for  application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

                                                                        Page 114
                                                               Exhibit 10(i)A(3)

     6.  Amendments.  This  Subordinated  Note shall not be amended or  modified except in accordance with Section 7.1 of the Sale  Agreement.  The terms of this
Subordinated  Note may not be amended or  otherwise  modified  without the prior written consent of the Agent for the benefit of the Lenders.

     7.  GOVERNING  LAW. THIS  SUBORDINATED  NOTE HAS BEEN MADE AND DELIVERED AT
FULTON COUNTY,  GEORGIA, AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES
OF THE PARTIES  HERETO  DETERMINED IN ACCORDANCE  WITH THE LAWS AND DECISIONS OF
THE STATE OF GEORGIA. WHEREVER POSSIBLE EACH PROVISION OF THIS SUBORDINATED NOTE
SHALL  BE  INTERPRETED  IN  SUCH  MANNER  AS TO BE  EFFECTIVE  AND  VALID  UNDER
APPLICABLE  LAW,  BUT IF ANY  PROVISION  OF  THIS  SUBORDINATED  NOTE  SHALL  BE
PROHIBITED  BY  OR  INVALID  UNDER  APPLICABLE  LAW,  SUCH  PROVISION  SHALL  BE
INEFFECTIVE  TO  THE  EXTENT  OF  SUCH   PROHIBITION   OR  INVALIDITY,   WITHOUT
INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS
SUBORDINATED NOTE.

     8. Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.
NSI Georgia  additionally  expressly  waives all notice of the acceptance by any
Senior Claimant of the  subordination  and other provisions of this Subordinated
Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

     9.  Assignment.  This  Subordinated  Note may not be  assigned,  pledged or otherwise  transferred  to any party  other than NSI  Georgia  without the prior written consent of the Agent, and any such attempted transfer shall be void.

                                      NSI Funding, Inc.

                                      By:_____________________________
                                                  Title:

                                                                                                 Page 115
                                                                                         Exhibit 10(i)A(3)

                                    Schedule
                                       to
                                SUBORDINATED NOTE
                  SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL

-----------------------------------------------------------------------------------------------------------

                      AMOUNT OF           AMOUNT OF PRINCIPAL          UNPAID
                    SUBORDINATED                 PAID                PRINCIPAL         NOTATION MADE BY
     DATE               LOAN                                          BALANCE             (INITIALS)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

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                                                                                                 Page 116
                                                                                         Exhibit 10(i)A(3)

                                   Exhibit VII
                                   -----------

                            [Form of] Purchase Report
                            -------------------------

                For the month beginning [date] and ending [date]
                                     -------

TO:  BUYER AND THE AGENT (AS BUYER's ASSIGNEE)

Aggregate Outstanding Balance of all Receivables sold
during the period:                                        $_____________                                        A

Less:  Aggregate Outstanding Balance of all Receivables
sold during such period which were not Eligible
Receivables on the date when sold:
                                                          ($____________)                                      (B)

Equals:  Aggregate Outstanding Balance of all Eligible
Receivables sold during the period (A - B):
                                                                                     $___________               =C

Less:  Purchase Price discount during the Period:
                                                          ($____________)                                      (D)

Equals:  Gross Purchase Price Payable during the period
(C - D)                                                                              $____________              =E

Less:  Total Purchase Price Credits arising during the                                                         (F)
Period:                                                   ($____________)

Equals:  Net Purchase Price payable during the Period
(E - F):                                                                             $____________              =G

Cash Purchase Price Paid to NSI Georgia during the                                                              H
Period:                                                   $_____________

Subordinated Loans made during the Period:                                                                      I
                                                          $_____________

Less:  Repayments of Subordinated Loans received during                                                        (J)
the Period:                                               ($____________)

Equals:  Purchase Price paid in Cash or Subordinated
Loans during the period
(H + I - J):                                                                         $_____________             =K

Aggregate Outstanding Balance of Receivables
contributed during the Period:                            $_____________                                        L

                                                                        Page 117
                                                               Exhibit 10(i)A(3)

                                   Schedule A
                                   ----------

                       DOCUMENTS TO BE DELIVERED TO BUYER
                       ON OR PRIOR TO THE INITIAL PURCHASE

1.   Executed copies of the Receivables  Sale and Contribution  Agreement,  duly executed by the parties thereto.

2.   Copy of the Credit and Collection  Policy to attach to the Receivables Sale and Contribution Agreement as an Exhibit.

3.   A certificate of NSI Georgia's [Assistant] Secretary certifying:

          (a) A copy  of  the  Resolutions  of the  Board  of  Directors  of NSI
     Georgia,  authorizing NSI Georgia's execution,  delivery and performance of the Receivables Sale and Contribution  Agreement and the other documents to be delivered by it thereunder;

          (b) A copy  of the  Organizational  Documents  of  NSI  Georgia  (also
     certified,   to  the  extent  that  such   documents  are  filed  with  any
     governmental  authority,  by the Secretary of State of the  jurisdiction of organization  of NSI  Georgia  on or  within  thirty  (30)  days  prior  to closing);

          (c)  Good  Standing   Certificates  for  NSI  Georgia  issued  by  the
     Secretaries  of  State  of (i) its  state  of  incorporation,  and  (ii) if different,  the state where it maintains its  principal  place of business;
     and

          (d) The names and signatures of the officers  authorized on its behalf to execute the Receivables  Sale and  Contribution  Agreement and any other documents to be delivered by it thereunder.

4.   Pre-filing state and federal tax lien,  judgment lien and UCC lien searches against NSI Georgia from the following jurisdictions:

          a. Clerk of Superior Court of Fulton County, Georgia

          b. Georgia Superior Court Clerks Cooperative Authority

5.   Proper financing statements, duly filed under the UCC on or before the date
     of  the  initial   Purchase  (as  defined  in  the  Receivables   Sale  and
     Contribution Agreement) in all jurisdictions as may be necessary or, in the opinion of Buyer (or the Agent, as its assignee),  desirable, under the UCC of all appropriate  jurisdictions or any comparable law in order to perfect
     the  ownership   interests   contemplated  by  the  Receivables   Sale  and
     Contribution Agreement.

                                                                        Page 118
                                                               Exhibit 10(i)A(3)

6.   Time stamped receipt copies of proper UCC termination  statements,  if any, necessary to release all security  interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by NSI
     Georgia.

7.   Executed  Collection  Account  Agreements  for each Lock-Box and Collection
     Account.

8.   A  favorable  opinion of legal  counsel  for NSI  Georgia  licensed to give opinions under Georgia law  reasonably  acceptable to Buyer (and the Agent, as Buyer's assignee) as to the following:

          (a) NSI Georgia is a corporation duly organized, validly existing, and in good standing under the laws of the state of Georgia.

          (b) NSI Georgia has all requisite authority to conduct its business in each  jurisdiction  where failure to be so qualified  would have a material adverse effect on NSI Georgia's business.

          (c) The execution and delivery by NSI Georgia of the Receivables  Sale and Contribution  Agreement and each other Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary  organizational  action and  proceedings on the part of NSI Georgia and will not:

               (i) require any action by or in respect of, or filing  with,  any governmental  body,  agency or official  (other than the filing of UCC financing statements);

               (ii) contravene,  or constitute a default under, any provision of applicable  law or  regulation  or of its articles or  certificate  of incorporation  or bylaws or of any  agreement,  judgment,  injunction, order, decree or other instrument binding upon NSI Georgia; or

               (iii) result in the creation or  imposition  of any Adverse Claim on  assets  of NSI  Georgia  or any of  its  Subsidiaries  (except  as contemplated by the Receivables Sale and Contribution Agreement).

          (d) The  Receivables  Sale and  Contribution  Agreement and each other
     Transaction  Document  to which it is a party  has been duly  executed  and delivered by NSI Georgia and  constitutes  the legally  valid,  and binding obligation of NSI Georgia  enforceable in accordance with its terms, except to the  extent  the  enforcement  thereof  may be  limited  by  bankruptcy, insolvency or similar laws affecting the  enforcement of creditors'  rights generally  and subject also to the  availability  of equitable  remedies if equitable remedies are sought.

          (e) In the event that the Receivables Sale and Contribution  Agreement is held to create a transfer for security  purposes rather than a true sale or other outright  assignment,  the provisions of the Receivables  Sale and
     Contribution  Agreement are effective to create valid security interests in favor of Buyer in all of NSI Georgia's right,  title and interest in and to

                                                                        Page 119
                                                               Exhibit 10(i)A(3)

     the Receivables and Related  Security  described  therein which  constitute
     "accounts,"  "chattel paper" or "general  intangibles"  (each as defined in the UCC)  (collectively,  the  "Opinion  Collateral"),  as security for the payment  of a loan  deemed to have been made by Buyer to NSI  Georgia in an amount equal to the Purchase Price (as defined  therein) of the Receivables
     (as  defined  therein),  together  with  all  other  obligations  of  Buyer thereunder.

          (f) Each of the UCC-1  Financing  Statements  naming  NSI  Georgia  as debtor, Buyer, as secured party, and Agent, as assignee of secured party to be filed in the  [describe  filing  offices],  is in  appropriate  form for filing  therein.  Upon filing of such UCC-1  Financing  Statements  in such filing  offices and  payment of the  required  filing  fees,  the  security interest in favor of Buyer in the Opinion  Collateral will be perfected and assigned of record to the Agent.

          (g) Based solely on our review of the [describe  UCC Search  Reports], and assuming (i) the filing of the Financing  Statements and payment of the required  filing fees in accordance with paragraph (f) and (ii) the absence of any intervening  filings between the date and time of the Search Reports and the  date and  time of the  filing  of the  Financing  Statements,  the security  interest  of  Buyer  in the  Opinion  Collateral  is prior to any security  interest  granted in the Opinion  Collateral by NSI Georgia,  the priority  of  which is  determined  solely  by the  filing  of a  financing statement in the [describe filing offices].

          (h) To the best of the opinion giver's knowledge,  there is no action, suit or other  proceeding  against  NSI  Georgia  or any  Affiliate  of NSI
     Georgia,  which would materially adversely affect the business or financial condition of NSI Georgia and its Affiliates taken as a whole or which would materially  adversely  affect  the  ability of NSI  Georgia to perform  its obligations under the Receivables Sale and Contribution Agreement.

          (i) NSI Georgia is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

9.   A "true sale" opinion and  "substantive  consolidation"  opinion of counsel for NSI  Georgia  with  respect  to the  transactions  contemplated  by the
     Receivables Sale and Contribution Agreement.

10.  A Certificate of NSI Georgia's chief financial officer  certifying that, as of the closing date, no Termination  Event or Unmatured  Termination  Event exists and is continuing.

11.  Executed copies of (i) all consents from and  authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are
     necessary  in  connection  with  the  Receivables   Sale  and  Contribution
     Agreement.

12.  Executed Subordinated Note by Buyer in favor of NSI Georgia.